UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2017

Date of reporting period: October 31, 2017

Item 1.	Reports to Stockholders.

The Advisors’ Inner Circle Fund III

Knights of Columbus Core Bond Fund

Knights of Columbus Limited Duration Bond Fund

Knights of Columbus Large Cap Growth Fund

Knights of Columbus Large Cap Value Fund

Knights of Columbus Small Cap Equity Fund

Knights of Columbus International Equity Fund

Annual Report	October 31, 2017

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUND
OCTOBER 31, 2017

The Funds file their complete schedules of investments with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-844-523-8637; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2017

LETTER TO SHAREHOLDERS (Unaudited)

Dear Shareholders:

We are pleased to supply this annual report for Knights of Columbus Asset Advisors’ mutual funds for the fiscal year ended October 31, 2017. This year has been characterized by stronger than expected equity markets and a watchful eye firmly fixed on Washington. Many pundits thought we would see the equity market provide a middle single digit return for 2017. The S&P 500 Index ended October, 2016 at 2,126.15 and stood at 2,575.26 as of October 31, 2017, representing a price change of 21.2%. The 2017 Presidential election brought thoughts of changes to healthcare, tax reform, infrastructure spending and regulatory reform. So far, the healthcare debate has resulted in no material changes and we are in the middle of a potential rewrite of the tax code. Ultimately, we believe a lower overall corporate tax rate should be good for the economy and specifically the employment market.

At the end of October 2016, the unemployment rate stood at 4.8% and fell to 4.1% by October 2017. The underemployment rate had an even greater improvement, falling from 9.5% at the end of October 2016 to 7.9% as of October 2017. The wildcard has been the employment patterns of baby boomers as well as those that left the labor force. The labor participation rate declined by 0.1% in the last 12 months which indicates that, while the unemployment rate has declined, this is significantly masked by the number of participants in the labor market. The labor participation rate peaked at 67.3% in January 2000, reached a low of 62.4% in September 2015 and has risen only modestly to 62.7% as of October 2017. We think a major part of the lack of people returning to the labor market has been lackluster wage growth. Over the last 12 months, wages have grown 2.3%. While this has been enough to keep the consumer from driving us into a deflationary environment, wage growth has not been robust enough to propel consumer spending and encourage people to re-enter the labor pool. As a point of reference, we witnessed greater than 4% wage growth in the late 1990’s when the U.S. economy was performing very strongly.

Based on high expectations for change under the current President, the bond market reacted sharply in late 2016 as we saw the yield on 10-year Treasury notes rise from 1.86% on November 8, 2016 to 2.45% by December 31, 2016. As we rang in the New Year and it became more apparent that healthcare reform was going to be a major uphill climb, as well as geopolitical concerns with the Mideast, North Korea and the claims of Russian meddling in the 2016 Presidential election; the 10-year Treasury bottomed at 2.04% on September 7th and rebounded to 2.37% at the end of October. Hope for a reasonable outcome for geopolitical tensions coupled with continued strong economic performance, as well as the Federal Reserve’s start of normalizing monetary policy, has started a bias towards higher rates. We do believe the announcement of Jerome Powell as the next Fed Chairman should not roil the financial market because Powell will likely continue the slow normalization process espoused by Janet Yellen.

On the broader economic front, we have been watching inflation and despite the headline CPI reaching 2.7% on a year-over-year basis in February 2017, inflation has slowed to 2.2% on an annualized basis as of the most recent reading in September. When food and energy are factored out, inflation is growing only at 1.7%. We believe this is all part of the subdued labor participation rate and the lackluster growth in wages, both of which are having a negative effect on consumer spending. Industrial Production has been improving as have orders for Durable Goods and Capacity Utilization. We are also encouraged by the ISM Manufacturing and Non-Manufacturing Indices being well above 50, connoting expansion in both manufacturing and service. Unleashing the consumer through stronger wage gains could serve to provide a next leg for this very long, albeit shallow, economic recovery.

During the fiscal year, the Core Bond Fund and Limited Duration Bond Fund performed well, with the Institutional Shares outperforming their benchmark indices by 1.26% and 0.43% respectively. The Core Bond Fund also outperformed its Lipper category average by 0.96%. The Limited Duration Bond Fund lagged the Lipper category average as our focus on core, investment grade assets did not perform as well as some other funds that utilize high yield and non-dollar securities. Our Large Cap Value, Small Cap and International Equity Funds all outperformed both their benchmark index and their Lipper category averages for the fiscal year, while the Large Cap Growth Fund lagged the benchmark and category average for the period. We are encouraged that the Large Cap Growth Fund has outperformed both measures over the last quarter and management has evaluated the cause of this performance, understands it, and remains convinced that our patience with the strategy will be rewarded in the year ahead. The continued dominance of several very large tech names, and our under representation in these names, is a significant contributor of the underperformance in the Large Cap Growth Fund and we believe that the context of a long term investor will be better served by the more diversified approach versus a heavy concentration in a few top performing names. All of these results have been achieved while remaining compliant with our Catholic screens, so that Knights of Columbus shareholders do not have to choose between their integrity and the pursuit of strong risk adjusted returns.

We continue to add clients and look forward to an even more successful fiscal year in 2018. As always, we appreciate your confidence in our team and look forward to serving you in the future.

Sincerely,

Anthony V. Minopoli

President & Chief Investment Officer

The information provided herein represents the opinion of the manager at a specific point in time and is not intended to be a forecast of future events, a guarantee of future results nor investment advice.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2017

Management’s Discussion and Analysis of Fund Performance (Unaudited)

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-844-KC-FUNDS or visit www.kofcassetadvisors.org.

Mutual fund investing involves risk. Some mutual funds have more risk than others. The investment return and principal value will fluctuate and shares when sold may be worth more or less than the original cost. Fixed income investments are subject to interest rate risk, and their value will decline as interest rates rise. Asset allocation and diversification do not assure a profit or protect against loss in declining markets. There is no guarantee a Fund’s objectives will be achieved. The risks associated with each fund are explained more fully in each fund’s respective prospectus. Investors should consult with their attorney, accountant, and/or tax professional for advice concerning their particular situation.

Definitions of Comparative Indices

Bloomberg Barclays US Aggregate Bond Index

The Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). Provided the necessary inclusion rules are met, US Aggregate eligible securities also contribute to the multi-currency Global Aggregate Index and the US Universal Index, which includes high yield and emerging markets debt. The US Aggregate Bond Index was created in 1986.

Bloomberg Barclays 1-3 Year US Government/Credit Index

The Bloomberg Barclays US Government/Credit Index is the non-securitized component of the US Aggregate Index and was the first macro index launched by Barclays Capital. The US Government/Credit Index includes Treasuries (i.e., public obligations of the US Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and corporates. The US Government/Credit Index was launched on January 1, 1979 and is a subset of the US Aggregate Index. The 1-3 year index includes all medium and larger issues of US government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 3 years and are publicly issued.

Russell 1000 Growth Index

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Russell 1000 Growth Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.

Russell 1000 Value Index

The Russell 1000 Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Russell 1000 Value Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.

Russell 2000 Index

The Russell 2000 Index measures the performance of the small-cap segment of the US equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

FTSE All-World Ex-US Index

The FTSE All-World ex-US Index is one of a number of indexes designed to help investors benchmark their international investments. The index comprises Large and Mid-cap stocks providing coverage of Developed and Emerging Markets excluding the US. The index is derived from the FTSE Global Equity Index Series (GEIS), which covers 98% of the world’s investable market capitalization.

S&P 500 Index

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic stock market through changes in the aggregate market value of 500 stocks representing all major industries.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2017

Management’s Discussion and Analysis of Fund Performance (Unaudited)

Knights of Columbus Core Bond Fund

For the year ended October 31, 2017, the Knights of Columbus Core Bond Fund, Institutional Shares (the “Fund”) outperformed its benchmark, the Bloomberg Barclays US Aggregate Bond Index, returning 2.16% compared to 0.90%. The Fund’s performance also outpaced the average mutual fund in its Lipper Core Bond peer group which returned 1.21%, ranking in the top 13% of funds in the Core Bond Universe.

Following the election a year ago, rates rose on expectations that the new administration’s fiscal policy and protectionist agenda would fuel inflation. The selloff continued into March until it became clear that health care reform out of Washington was not imminent. This proved to be the peak in the ten year U.S. Treasury rate for 2017. Interest rates and spreads have been in a slow grind lower and tighter in nearly all sectors ever since.

The Fund maintained an overweight to spread product, with the exception of a sustained underweight in mortgage-backed securities (“MBS”), the one sector that did not experience a spread tightening. This combination accounted for much of the strong performance relative to the benchmark and our peer group.

Looking forward, we continue to expect a challenging environment for fixed income securities. In addition to the ever-present geopolitical risks, we have entered a transitional period for central banks as the Fed has begun tapering its portfolio reinvestments and the European Central Bank has stated its intent to reduce ongoing market purchases starting next year. Central banks have been a persistent source of demand for supply over recent years. How the market adjusts to these changing technical forces will be a key consideration. In terms of portfolio positioning, we continue to seek to provide a competitive yield from a diversified investment-grade fixed income portfolio, while striving to reduce exposure to yield curve volatility.

AVERAGE ANNUAL TOTAL RETURN† 1 2

	One Year Return	Annualized Inception to Date
Institutional Shares*	2.16%	2.44%
Class S Shares**	2.28%	3.54%
Investor Shares***	1.96%	1.46%
Bloomberg Barclays US Aggregate Bond Index****	0.90%	1.95%

Comparison of Change in the Value of a $25,000 Investment in the Knights of Columbus Core Bond Fund, Institutional Shares versus the Bloomberg Barclays US Aggregate Bond Index.

* Commenced operations of February 27, 2015. The graph is based on Institutional Shares only; performance for Class S Shares and Investor Shares would have been lower due to differences in fee structures.

** Commenced operations on July 14, 2015.

*** Commenced operations on June 30, 2016.

**** Index returns are shown from February 27, 2015. See definition of comparative index on page 2.

† If the Adviser had not waived a portion of its fee, the Fund’s total return may have been lower.

1 The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

2 Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2017

Management’s Discussion and Analysis of Fund Performance (Unaudited)

Knights of Columbus Limited Duration Bond Fund

For the fiscal year ended October 31, 2017, the Knights of Columbus Limited Duration Bond Fund, Institutional Shares (the “Fund”) outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returning 1.10% compared to 0.67% for the benchmark. The Fund performance lagged the average mutual fund in its Lipper peer group which returned 1.59%, ranking it 62nd best out of 100 scale of funds in the Limited Duration Bond Universe. For the annual period ended October 31, 2017, the Bloomberg Barclays US High Yield Index returned a robust 9.45%, boosting short-term corporate fund that own a healthy chunk of high yield bonds.

Following the election a year ago, rates rose on expectations that the Trump administration’s fiscal policy and protectionist agenda would fuel inflation. The selloff continued into March until it became clear that Health Care reform out of Washington was not imminent. This proved to be the peak in the ten year U.S. Treasury rate for 2017. Interest rates and spreads have been in a slow grind lower and tighter in nearly all sectors ever since. Recently, short rates have increased due to the expectation an imminent federal funds rate increase this December by the Federal Reserve. Our larger exposure to spread product and our outperformance in our subsectors versus sectors in the index contributed to our sizable positive variance versus the benchmark. Particular outperformance came from Stifel Financial, where a large increase in fee-generating clients has increased its sustainable cash flow generation. And CF Industries, which although its profits have been lower attributable to lower fertilizer prices, it decided to allocate its large cash position to repay its short term debt, creating a relatively large return.

Looking forward, we continue to expect a challenging environment for fixed income securities. In addition to the ever-present geopolitical risks, we have entered a transitional period for central banks as the Fed has begun tapering its portfolio reinvestments and the ECB has stated their intent to reduce ongoing market purchases starting next year. Central banks have been a persistent source of demand for supply over recent years. How the market adjusts to these changing technical forces will be a key consideration. In terms of portfolio positioning, we continue to seek to provide a competitive yield from a diversified investment-grade fixed income portfolio, while striving to reduce exposure to yield curve volatility. We have also increased our floating rate exposure to partially shield the fund from an increase in rates.

AVERAGE ANNUAL TOTAL RETURN† 1 2

	One Year Return	Annualized Inception to Date
Institutional Shares*	1.10%	1.05%
Class S Shares**	1.12%	1.13%
Investor Shares***	0.72%	0.64%
Bloomberg Barclays 1-3 Year US Government/Credit Index****	0.67%	0.97%

Comparison of Change in the Value of a $25,000 Investment in the Knights of Columbus Limited Duration Bond Fund, Institutional Shares versus the Bloomberg Barclays 1-3 Year US Government/Credit Index.

* Commenced operations of February 27, 2015. The graph is based on Institutional Shares only; performance for Class S Shares and Investor Shares would have been lower due to differences in fee structures.

** Commenced operations on July 14, 2015.

*** Commenced operations on June 30, 2016.

**** Index returns are shown from February 27, 2015. See definition of comparative index on page 2.

† If the Adviser had not waived a portion of its fee, the Fund’s total return may have been lower.

1 The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities

2 Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2017

Management’s Discussion and Analysis of Fund Performance (Unaudited)

Knights of Columbus Large Cap Growth Fund

After a brief pause in August, equities resumed their climb as the major indexes reached fresh all-time highs. Not only have indexes continued their strong performance since early 2016, but volatility has been at record lows. The entire year was very favorable to equity investing. Things were not so easy in Washington, though. Two failed attempts at overhauling health care highlighted the discord that continues to afflict Congress, but optimism about corporate tax cuts offered hope for legislative progress. More directly supporting stocks, corporate profits have continued to grow at a solid clip (up 18% from a year ago through September) and the economy, after a sluggish start to 2017, recorded back-to-back quarters of 3%-plus growth for the first time during the expansion.

The Knights of Columbus Large Cap Growth Fund, Institutional Shares (the “Fund”), returned 4.40% for October, ahead of the Russell 1000 Growth benchmark (+3.87%). The major detractor was the Health Care sector. Distributor AmerisourceBergen (ABC) fell on weak second quarter results and a tempered outlook for 2018, partly related to pricing pressure. Longtime biotechnology holding Regeneron Pharmaceuticals (REGN) was weak on concerns about sales of its newest drug, Dupixent, which subsequently came in above consensus. On the positive side, the Information Technology sector strongly outperformed, led by the Semiconductors and Software & Services industry groups.

For the year ended October 31, 2017 the Fund gained 26.45% but trailed the impressive 29.71% return for the benchmark Russell 1000 Growth Index. Health Care was the largest detractor for the year, responsible for more than one-half of the shortfall relative to the benchmark. A notable shortfall also occurred in the Consumer Staples sector. This reflected a sharp decline in shares of tobacco maker Altria (MO), which posted weak results for the June quarter, as well as poor performance by retail pharmacy CVS (CVS), which is under pressure due to Amazon’s (AMZN) looming entry into the consumer prescription drug market.

The Information Technology sector generated the strongest contribution to excess return, both in the October quarter and for the full year, led by the Semiconductor and Software groups. Four of the top five positive contributors to excess return were semiconductor companies, including Micron Technology (MU). Micron, up more than +150% over the past year, is enjoying a period of strong memory pricing due to favorable supply/demand conditions in the industry. In the Software group, mobile payment facilitator Square (SQ), also up more than 100%, continues to gain market share in the small-to-midsize merchant market.

The portfolio’s top sector overweights are Information Technology and Health Care. Information Technology now

makes up nearly 36% of the portfolio (vs. 35% of the benchmark). The largest underweight is Telecommunications. At the beginning of the year, we felt that the strong 2016 finish in the performance of value factors would continue in 2017 — this has not played out. Although value made a strong showing in September, we are not yet convinced that sustainable leadership is in the cards. Accordingly, we will continue to focus on growth factors. With aggregate benchmark earnings growth of 15% expected next year, equities are not excessively priced at a P/E of 17.5, though they are at the high end of the historical range. One possible obstacle for stocks is interest rates, since much of the valuation argument is based on “relative to interest rates”. For now, the potential for meaningful tax cuts may promise to offset the impact of higher interest rates.

AVERAGE ANNUAL TOTAL RETURN† 1 2

	One Year Return	Annualized Inception to Date
Institutional Shares*	26.45%	8.48%
Class S Shares**	26.47%	8.82%
Investor Shares***	26.00%	20.51%
Russell 1000 Growth Index****	29.71%	11.89%

Comparison of Change in the Value of a $25,000 Investment in the Knights of Columbus Large Cap Growth Fund, Institutional Shares versus the Russell 1000 Growth Index.

* Commenced operations of February 27, 2015. The graph is based on Institutional Shares only; performance for Class S Shares and Investor Shares would have been lower due to differences in fee structures.

** Commenced operations on July 14, 2015.

*** Commenced operations on June 30, 2016.

**** Index returns are shown from February 27, 2015. See definition of comparative index on page 2.

† If the Adviser had not waived a portion of its fee, the Fund’s total return may have been lower.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2017

Management’s Discussion and Analysis of Fund Performance (Unaudited) (Concluded)

1 The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

2 Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2017

Management’s Discussion and Analysis of Fund Performance (Unaudited)

Knights of Columbus Large Cap Value Fund

After a brief pause in August, equities resumed their climb as the major indexes reached fresh all-time highs. Not only have indexes continued their strong performance since early 2016, but volatility has been at record lows. The entire year was very favorable to equity investing. Things were not so easy in Washington, though. Two failed attempts at overhauling health care highlighted the discord that continues to afflict Congress, but optimism about corporate tax cuts offered hope for legislative progress. More directly supporting stocks, corporate profits have continued to grow at a solid clip (up 18% from a year ago through September) and the economy, after a sluggish start to 2017, recorded back-to-back quarters of 3%-plus growth for the first time during the expansion.

For the year ended October 31, 2017, the Knights of Columbus Large Cap Value Fund, Institutional Shares (the “Fund”), had a return of 22.67%, outperforming the benchmark return of 17.78% by 489 basis points.

The Industrials sector was one of the best performing sectors in the Russell 1000 Value for the twelve month period and the best performing sector on a relative basis. General Electric was the largest contributor. We didn’t own it, and at an average benchmark weight of 1.8%, the drop in price of 28% was helpful. Oshkosh (OSK, 1.5% Wgt), Cummins Inc. (CMI, 1.4%), and Cintas Corp. (CTAS, 1.3%) were other large contributors to this outperformance, with holding period returns of 73%, 42%, and 41%, respectively. Conversely, cash was the largest detractor of relative performance. The second largest detractor was the Information Technology sector. Western Union Company (WU, .3% Wgt) had a holding period return of -1.5% and we didn’t hold Micron Technology (MU) or Oracle (ORCL) which rose 158% and 35%, respectively, over the period.

On a P/E basis stocks are at the high end of their historical range, although not excessively priced. One possible obstacle for stocks is interest rates, since much of the valuation argument is based on “relative to interest rates”. For now, the potential for meaningful tax cuts may promise to offset the impact of higher interest rates.

AVERAGE ANNUAL TOTAL RETURN† 1 2

	One Year Return	Annualized Inception to Date
Institutional Shares*	22.67%	7.81%
Class S Shares**	22.66%	9.25%
Investor Shares***	22.23%	19.78%
Russell 1000 Value Index****	17.78%	7.67%

Comparison of Change in the Value of a $25,000 Investment in the Knights of Columbus Large Cap Value Fund, Institutional Shares versus the Russell 1000 Value Index.

* Commenced operations of February 27, 2015. The graph is based on Institutional Shares only; performance for Class S Shares and Investor Shares would have been lower due to differences in fee structures.

** Commenced operations on July 14, 2015.

*** Commenced operations on June 30, 2016.

**** Index returns are shown from February 27, 2015. See definition of comparative index on page 2.

† If the Adviser had not waived a portion of its fee, the Fund’s total return may have been lower.

1 The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

2 Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2017

Management’s Discussion and Analysis of Fund Performance (Unaudited)

Knights of Columbus Small Cap Equity Fund

After a brief pause in August, equities resumed their climb as the major indexes reached fresh all-time highs. Not only have indices continued their strong performance since early 2016, but volatility has been at record lows. The entire year was very favorable to equity investing. Things were not so easy in Washington, though. Two failed attempts at overhauling health care highlighted the discord that continues to afflict Congress, but optimism about corporate tax cuts offered hope for legislative progress. More directly supporting stocks, corporate profits have continued to grow at a solid clip (up 18% from a year ago through September) and the economy, after a sluggish start to 2017, recorded back-to-back quarters of 3%-plus growth for the first time during the expansion.

For the year ended October 31, 2017, the Knights of Columbus Small Cap Equity Fund, Institutional Shares (the “Fund”), gained a very strong 28.01%, beating the 27.85% return for the benchmark Russell 2000 Index. There were two sectors that contributed large, positive stock selection to the Fund. The strongest sector was Industrials, which added over 150 basis points. Harsco (HSC), an industrial services and engineered products company, rose 55.3% after a series of strong earnings reports. The Real Estate sector also added over 100 basis points of contribution. The strongest name was DuPont Fabros Technology (DFT), a data center REIT which jumped 55.3% after a takeover from rival Digital Realty Trust (DLR).

Health Care was the weakest sector for attribution, led by Biotech names. There were two effects here. First, many names in the benchmark rose over 100% and were not held in the portfolio. Second, several of the names that were in the portfolio lagged the group, including Lexicon Pharmaceuticals (LXRX), which fell after a test revealed side effects on one of their drugs, and Acorda Therapeutics (ACOR), which fell after losing a patent ruling.

The portfolio’s top sector overweights are Information Technology, driven by the Software and Services group, as well as Consumer Discretionary, focusing on Retail and Durables names. The largest underweights are Industrials and Financials. The Fund is tilted towards holdings that have strong price momentum, but also have attractive valuation. Overall, the expectation is for the economy and equity markets to continue to perform well. This is predicated on continued good economic growth with mild inflation and accommodative interest rates.

AVERAGE ANNUAL TOTAL RETURN† 1 2

	One Year Return	Annualized Inception to Date
Institutional Shares*	28.01%	8.26%
Class S Shares**	27.88%	7.03%
Investor Shares***	27.68%	22.64%
Russell 2000 Index****	27.85%	9.19%

Comparison of Change in the Value of a $25,000 Investment in the Knights of Columbus Small Cap Equity Fund, Institutional Shares versus the Russell 2000 Index.

* Commenced operations of February 27, 2015. The graph is based on Institutional Shares only; performance for Class S Shares and Investor Shares would have been lower due to differences in fee structures.

** Commenced operations on July 14, 2015.

*** Commenced operations on June 30, 2016.

**** Index returns are shown from February 27, 2015. See definition of comparative index on page 2.

† If the Adviser had not waived a portion of its fee, the Fund’s total return may have been lower.

1 The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

2 Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2017

Management’s Discussion and Analysis of Fund Performance (Unaudited)

Knights of Columbus International Equity Fund

During the 12 month period ended October 31, 2017, International equities posted significant gains, as the FTSE All-World ex-US benchmark returned 23.82% on the back of a mostly synchronized improvement in economic growth around the world. Fund performance relative to the benchmark was also strong. For the one year period, the Knights of Columbus International Equity Fund, Institutional shares (the “Fund”), returned 28.20%, 4.38% ahead of the benchmark.

Among international market regions, Developed Europe was the best performing for the period, rising almost 30% on improving economic expectations reinforced by sequentially improving profitability of publicly listed companies. Emerging Asia was the second best performing region, with the largest constituent, China, returning over 40% on the country’s successful transition from export-led to domestic growth. Latin America and EMEA were the biggest laggards, but nevertheless delivered strong absolute returns, rising almost 10% and 15%, respectively, in the 12-month period. International markets also benefited from appreciating currencies versus the U.S. Dollar, as reflected in the 4% decline in DXY over the 12 month period. The British Pound and the Euro, up over 8.5% and 6%, respectively, versus the USD, were among the strongest currencies for the period, adding to already strong local market gains. The strong returns for the year demonstrate remarkable resilience, as the markets shrugged off rising geopolitical tension, including the potential secession of Catalonia from Spain, lack of Brexit progress, the dissolution of the Iran nuclear deal, Russia’s international political meddling, and the red-hot rhetoric and saber-rattling between the U.S. and North Korea. South Korean equities illustrate the resilience of investor confidence, gaining over 40% during the period despite heated tensions and only 35 miles separating Seoul from the DMZ with North Korea.

From a sector perspective, all benchmark sectors posted positive returns for the year. Information Technology was strongest, rising 45%, followed closely by Materials, which rose almost 29%. The least economically sensitive sectors lagged; Telecommunications and Consumer Staples returned about 9% and 14%, respectively.

During the year, the Fund benefited from positive relative performance in seven of eleven sectors, with the strongest relative returns coming from Health Care and Energy, and the weakest from Utilities and Telecommunications. From a regional perspective, the Fund outperformed in both developed and emerging markets. European holdings delivered the strongest relative returns. The weakest relative returns came from Developed Asian holdings, particularly those in Korea and Australia. Overall, returns were mostly attributable to stock selection rather than sector or regional allocation.

Geely was the largest contributor to performance in the Fund. The company’s successful new model rollouts drove earnings upgrades and over 200% equity returns. Deutsche Lufthansa was the second largest return contributor, rising almost 160% on improving air travel demand and Europe’s economic recover. Other strong contributors were Austrian energy company OMV, up 97% on rising oil prices and demand growth, and French luxury goods company Kering group, +90%, whose Gucci brand has been outpacing expectations.

Among the largest negative contributors, Harvey Norman lost almost 20% due to slowing operating cash flows and the company’s efforts to reinforce the independence of franchisees. Tata Motors lost 17% during the period due to slower than expect growth in the company’s Jaguar Land Rover division which comprises the bulk of sales and profits. Rounding out the worst performers, Korea Electric Power (KEPCO) declined over 15% on Korea’s shifting energy mix and a moratorium on the Company’s completion of two nuclear power plants.

AVERAGE ANNUAL TOTAL RETURN† 1 2

	One Year Return	Annualized Inception to Date
Institutional Shares*	28.20%	8.22%
Class S Shares**	28.18%	9.97%
Investor Shares***	27.72%	27.11%
FTSE All-World ex-US Index****	23.82%	6.26%

Comparison of Change in the Value of a $25,000 Investment in the Knights of Columbus International Equity Fund, Institutional Shares versus the FTSE All-World ex-US Index.

* Commenced operations of February 27, 2015. The graph is based on Institutional Shares only; performance for Class S Shares would have been lower due to differences in fee structures.

** Commenced operations on July 14, 2015.

*** Commenced operations on June 30, 2016.

**** Index returns are shown from February 27, 2015. See definition of comparative index on page 2.

† If the Adviser had not waived a portion of its fee, the Fund’s total return may have been lower.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2017

Management’s Discussion and Analysis of Fund Performance (Unaudited) (Concluded)

1 The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

2 Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
CORE BOND FUND
OCTOBER 31, 2017

SECTOR WEIGHTINGS† (Unaudited)

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS
CORPORATE OBLIGATIONS — 37.9%
	Face Amount	Value
CONSUMER DISCRETIONARY — 0.8%
DR Horton
4.000%, 02/15/20	$250,000	$258,649
Viacom
6.875%, 04/30/36	250,000	281,214

		539,863

CONSUMER STAPLES — 5.0%
Anheuser-Busch InBev Finance
4.900%, 02/01/46	300,000	337,383
Bunge Finance
3.250%, 08/15/26	250,000	242,604
Conagra Brands
3.200%, 01/25/23	235,000	239,892
Constellation Brands
4.750%, 12/01/25	250,000	276,004
Kraft Heinz Foods
5.000%, 06/04/42	300,000	320,044
McCormick
4.200%, 08/15/47	300,000	311,586
Mondelez International Holdings Netherlands BV
2.000%, 10/28/21 (A)	250,000	245,330
PepsiCo
3.450%, 10/06/46	250,000	237,585
Smithfield Foods
4.250%, 02/01/27 (A)	250,000	259,329
Suntory Holdings
2.550%, 06/28/22 (A)	250,000	248,940
Tyson Foods
2.250%, 08/23/21	330,000	327,390

CORPORATE OBLIGATIONS — continued
	Face Amount	Value
CONSUMER STAPLES — continued
Walgreens Boots Alliance
4.500%, 11/18/34	$300,000	$308,708

		3,354,795

ENERGY — 3.7%
Apache
6.000%, 01/15/37	250,000	295,494
Cenovus Energy
5.700%, 10/15/19	250,000	264,475
Colorado Interstate Gas
4.150%, 08/15/26 (A)	250,000	251,240
ConocoPhillips
4.150%, 11/15/34	250,000	263,846
Devon Energy
5.600%, 07/15/41	250,000	281,058
Kerr-McGee
7.125%, 10/15/27	250,000	287,506
Marathon Oil
3.850%, 06/01/25	200,000	201,844
Noble Energy
8.000%, 04/01/27	250,000	317,048
Western Gas Partners
4.000%, 07/01/22	335,000	345,779

		2,508,290

FINANCIALS — 15.5%
AerCap Ireland Capital
3.500%, 05/26/22	325,000	333,945
Aon
3.875%, 12/15/25	200,000	209,943
Ares Capital
3.875%, 01/15/20	450,000	461,198
Bank of America MTN
4.000%, 01/22/25	300,000	310,705
Bank of Montreal MTN
1.900%, 08/27/21	250,000	245,745
Brookfield Finance
4.250%, 06/02/26	250,000	259,302
Citigroup
4.750%, 05/18/46	250,000	271,377
Compass Bank
2.875%, 06/29/22	250,000	248,238
Daimler Finance North America
2.000%, 07/06/21 (A)	300,000	295,358
Discover Financial Services
3.850%, 11/21/22	250,000	257,914
E*TRADE Financial
3.800%, 08/24/27	300,000	301,871
First Republic Bank
4.375%, 08/01/46	250,000	249,245
Ford Motor Credit
5.875%, 08/02/21	300,000	334,430
General Motors Financial
3.700%, 05/09/23	250,000	256,222

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
CORE BOND FUND
OCTOBER 31, 2017

CORPORATE OBLIGATIONS — continued
	Face Amount	Value
FINANCIALS — continued
Goldman Sachs Group
3.500%, 01/23/25	$300,000	$304,672
GTP Acquisition Partners I
3.482%, 06/16/25 (A)	600,000	594,270
Huntington National Bank
2.200%, 04/01/19	300,000	301,122
Legg Mason
5.625%, 01/15/44	300,000	329,803
Morgan Stanley MTN
4.875%, 11/01/22	300,000	324,865
National City
6.875%, 05/15/19	300,000	321,707
Neuberger Berman Group
4.500%, 03/15/27 (A)	250,000	263,250
Nuveen Finance
4.125%, 11/01/24 (A)	800,000	845,984
PennantPark Investment
4.500%, 10/01/19	250,000	253,267
Regions Financial
3.200%, 02/08/21	250,000	255,653
Santander Holdings USA
2.700%, 05/24/19	300,000	301,930
Stifel Financial
4.250%, 07/18/24	335,000	343,317
SunTrust Banks
5.050%, VAR ICE LIBOR USD 3 Month+3.102%, 06/15/22	300,000	308,625
Synchrony Bank
3.000%, 06/15/22	250,000	249,547
Synovus Financial
3.125%, 11/01/22	315,000	314,868
TCP Capital
4.125%, 08/11/22	335,000	332,807
Wells Fargo
7.980%, VAR ICE LIBOR USD 3 Month+3.770%, 03/15/18	300,000	306,090
Westpac Banking MTN
4.322%, VAR USD ICE Swap 11:00 NY 5 Yr+2.236%, 11/23/31	250,000	259,070
Willis North America
3.600%, 05/15/24	250,000	256,402

		10,502,742

HEALTH CARE — 0.5%
Amgen
3.200%, 11/02/27	335,000	333,663

INDUSTRIALS — 2.9%
American Airlines Pass-Through Trust, Ser 2015-1
3.700%, 05/01/23	484,037	485,852

CORPORATE OBLIGATIONS — continued
	Face Amount	Value
INDUSTRIALS — continued
FLIR Systems
3.125%, 06/15/21	$250,000	$252,669
Masco
6.500%, 08/15/32	317,000	393,160
Pitney Bowes
3.625%, 09/15/20	275,000	275,263
Rockwell Collins
4.350%, 04/15/47	250,000	268,044
Wabtec
3.450%, 11/15/26	250,000	245,532

		1,920,520

INFORMATION TECHNOLOGY — 1.6%
Amphenol
2.200%, 04/01/20	300,000	299,874
Avnet
3.750%, 12/01/21	250,000	257,167
Microsoft
3.700%, 08/08/46	500,000	502,003

		1,059,044

MATERIALS — 2.9%
Celanese US Holdings
4.625%, 11/15/22	250,000	269,060
CF Industries
4.500%, 12/01/26 (A)	300,000	315,836
Glencore Funding
4.125%, 05/30/23 (A)	250,000	261,905
Dow Chemical
4.375%, 11/15/42	200,000	208,691
Martin Marietta Materials
6.250%, 05/01/37	250,000	297,222
Nucor
5.200%, 08/01/43	300,000	351,888
Sherwin-Williams
4.500%, 06/01/47	250,000	265,313

		1,969,915

REAL ESTATE — 1.3%
Mid-America Apartments
3.600%, 06/01/27	250,000	250,855
SL Green Operating Partnership
3.250%, 10/15/22 ‡	300,000	300,906
Vornado Realty
5.000%, 01/15/22 ‡	300,000	323,987

		875,748

TELECOMMUNICATION SERVICES — 1.3%
Crown Castle Towers
3.222%, 05/15/22 (A)	300,000	304,722
Unison Ground Lease Funding
2.981%, 03/15/20 (A)	300,000	294,593

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
CORE BOND FUND
OCTOBER 31, 2017

CORPORATE OBLIGATIONS — continued
	Face Amount	Value
TELECOMMUNICATION SERVICES — continued
Verizon Communications
4.272%, 01/15/36	$300,000	$294,267

		893,582

UTILITIES — 2.4%
CenterPoint Energy Resources
4.100%, 09/01/47	300,000	307,747
Emera US Finance
4.750%, 06/15/46	250,000	271,136
Fortis
2.100%, 10/04/21	250,000	245,327
IPALCO Enterprises
3.700%, 09/01/24 (A)	305,000	305,788
NiSource Finance
3.490%, 05/15/27	250,000	253,433
Spire
3.543%, 02/27/24	250,000	252,292

		1,635,723

Total Corporate Obligations (Cost $25,150,663)		25,593,885

MORTGAGE-BACKED SECURITIES — 21.1%
Agate Bay Mortgage Trust, Ser 2015-6, Cl A5
3.500%, 09/25/45 (A) (B)	417,605	423,380
Agate Bay Mortgage Trust, Ser 2016-3, Cl A5
3.500%, 08/25/46 (A) (B)	368,273	374,977
Agate Bay Mortgage Trust, Ser 2015-5, Cl A5
3.500%, 07/25/45 (A) (B)	588,895	600,718
BAMLL Commercial Mortgage Securities Trust, Ser 2014-520M, Cl A
4.185%, 08/15/46 (A) (B)	350,000	378,461
Citigroup Commercial Mortgage Trust, Ser 2013-GC15, Cl A3
4.095%, 09/10/46	400,000	429,985
COLT Mortgage Loan Trust, Ser 2017-1, Cl A1
2.614%, 05/27/47 (A) (B)	189,480	191,752
Commercial Mortgage Trust, Ser 2010-C1, Cl A3
4.205%, 07/10/46 (A)	377,796	393,094
Commercial Mortgage Trust, Ser 2014-UBS4, Cl AM
3.968%, 08/10/47	400,000	418,350
Commercial Mortgage Trust, Ser CR5, Cl A3
2.540%, 12/10/45	100,000	100,155

MORTGAGE-BACKED SECURITIES — continued
	Face Amount	Value
FNMA Connecticut Avenue Securities, Ser 2017-C01, Cl 1M1
2.538%, VAR ICE LIBOR USD 1 Month+1.300%, 07/25/29	$238,228	$240,522
FNMA Connecticut Avenue Securities, Ser 2017-C03, Cl 1M1
2.188%, VAR ICE LIBOR USD 1 Month+0.950%, 10/25/29	237,283	238,818
FREMF Mortgage Trust, Ser 2012-K21, Cl B
3.938%, 07/25/45 (A) (B)	280,000	291,923
FREMF Mortgage Trust, Ser 2014-K714, Cl B
3.849%, 01/25/47 (A) (B)	500,000	516,931
FREMF Mortgage Trust, Ser K31, Cl B
3.629%, 07/25/46 (A) (B)	160,000	163,457
GMAC Commercial Mortgage Asset, Ser 2010-FTLS, Cl A
6.363%, 02/10/47 (A) (C)	245,794	277,748
GS Mortgage Securities Trust, Ser 2016-GS4, Cl A4
3.442%, 11/10/49 (B)	400,000	413,359
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C31, Cl ASB
3.540%, 08/15/48	500,000	523,686
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2016-JP4, Cl A3
3.393%, 12/15/49	500,000	513,116
JPMorgan Mortgage Trust, Ser 2016-3, Cl 1A3
3.500%, 10/25/46 (A) (B)	613,076	626,152
JPMorgan Mortgage Trust, Ser 2016-1, Cl A5
3.500%, 05/25/46 (A) (B)	232,219	237,172
JPMorgan Mortgage Trust, Ser 2017-3, Cl 1A5
3.500%, 08/25/47 (A) (B)	557,134	570,914
JPMorgan Mortgage Trust, Ser 2015-3, Cl A5
3.500%, 05/25/45 (A) (B)	239,143	244,244
JPMorgan Mortgage Trust, Ser 2017-2, Cl A5
3.500%, 05/25/47 (A) (B)	251,136	256,021
JPMorgan Mortgage Trust, Ser 2017-1, Cl A5
3.500%, 01/25/47 (A) (B)	247,676	252,804

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
CORE BOND FUND
OCTOBER 31, 2017

MORTGAGE-BACKED SECURITIES — continued
	Face Amount	Value
JPMorgan Mortgage Trust, Ser 2017-4, Cl A5
3.500%, 11/25/47 (A) (B)	$650,000	$662,492
JPMorgan Mortgage Trust, Ser 2014-IVR6, Cl AM
2.826%, 07/25/44 (A) (B)	421,782	420,673
JPMorgan Mortgage Trust, Ser 2016-2, Cl A1
2.685%, 06/25/46 (A) (B)	441,127	442,208
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015-C26, Cl ASB
3.323%, 10/15/48	400,000	413,282
Morgan Stanley Capital I Trust, Ser 2011-C3, Cl A4
4.118%, 07/15/49	500,000	525,241
Sequoia Mortgage Trust, Ser 2017-5, Cl A4
3.500%, 08/25/47 (A) (B)	429,871	438,234
Sequoia Mortgage Trust, Ser 2015-3, Cl A4
3.500%, 07/25/45 (A) (B)	386,206	394,201
Sequoia Mortgage Trust, Ser 2017-6, Cl A4
3.500%, 09/25/47 (A) (B)	536,669	550,373
Sequoia Mortgage Trust, Ser 2015-1, Cl A1
3.500%, 01/25/45 (A) (B)	285,945	289,307
Sequoia Mortgage Trust, Ser 2017-4, Cl A4
3.500%, 07/25/47 (A) (B)	246,939	252,282
Sequoia Mortgage Trust, Ser 2015-2, Cl A1
3.500%, 05/25/45 (A) (B)	325,126	330,574
Sequoia Mortgage Trust, Ser 2017-3, Cl A4
3.500%, 04/25/47 (A) (B)	234,289	238,993
Sequoia Mortgage Trust, Ser 2017-2, Cl A4
3.500%, 03/25/47 (A) (B)	197,972	201,947
Sequoia Mortgage Trust, Ser 2016-3, Cl A10
3.500%, 11/25/46 (A) (B)	118,463	120,915
Sequoia Mortgage Trust, Ser 2015-4, Cl A1
3.000%, 11/25/30 (A) (B)	336,358	341,320

Total Mortgage-Backed Securities (Cost $14,344,918)		14,299,781

U.S. TREASURY OBLIGATIONS — 14.3%
U.S. Treasury Bonds
4.625%, 02/15/40	600,000	787,125
3.750%, 08/15/41	1,450,000	1,690,325
3.000%, 05/15/45	925,000	949,498

U.S. TREASURY OBLIGATIONS — continued
	Face Amount	Value
U.S. Treasury Notes
2.250%, 08/15/27	$800,000	$791,188
2.125%, 02/29/24	900,000	897,363
1.875%, 01/31/22	1,150,000	1,147,035
1.875%, 08/31/22	1,600,000	1,590,063
1.625%, 12/31/19	1,000,000	999,844
0.875%, 10/15/18	850,000	845,086

Total U.S. Treasury Obligations (Cost $9,816,912)		9,697,527

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — 13.2%
FHLMC
3.500%, 11/01/44	1,213,280	1,248,958
3.500%, 04/01/46	820,198	843,744
3.000%, 02/01/45	1,062,027	1,064,127
3.000%, 08/01/45	485,606	486,679
2.500%, 02/01/30	631,480	634,748
FHLMC, Ser 2016-4563, Cl VB
3.000%, 05/15/39	500,000	505,008
FNMA
4.500%, 02/01/41	1,315,948	1,417,504
4.000%, 03/01/35	505,303	531,981
4.000%, 01/01/42	946,702	997,820
GNMA
2.918%, 06/16/40	660,479	664,541
GNMA, Ser 2015-47, Cl AE
2.900%, 11/16/55 (B)	514,202	518,801

Total U.S. Government Agency Mortgage-Backed Obligations (Cost $9,010,517)		8,913,911

ASSET-BACKED SECURITIES — 7.3%
ARL Second, Ser 2014-1A, Cl A2
3.970%, 06/15/44 (A)	100,000	101,246
Blackbird Capital Aircraft Lease Securitization, Ser 2016-1A, Cl AA
2.487%, 12/16/41 (A)	453,125	451,598
CarFinance Capital Auto Trust, Ser 2014-2A, Cl B
2.640%, 11/16/20 (A)	157,000	157,123
Cronos Containers Program, Ser 2013-1A, Cl A
3.080%, 04/18/28 (A)	68,750	68,628
DRB Prime Student Loan Trust, Ser 2015-D, Cl A2
3.200%, 01/25/40 (A)	264,194	266,945

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
CORE BOND FUND
OCTOBER 31, 2017

ASSET-BACKED SECURITIES — continued
	Face Amount	Value
Drug Royalty III, Ser 2017-1A, Cl A1
3.859%, VAR ICE LIBOR USD 3 Month+2.500%, 04/15/27 (A)	$239,777	$239,774
ECAF, Ser 2015-1A, Cl A1
3.473%, 06/15/40 (A)	251,620	249,441
Exeter Automobile Receivables Trust, Ser 2016-3A, Cl B
2.840%, 08/16/21 (A)	300,000	300,546
Flagship Credit Auto Trust, Ser 2017-3, Cl A
1.880%, 10/15/21 (A)	257,000	256,644
Hilton Grand Vacations Trust, Ser 2017-AA, Cl A
2.660%, 12/26/28 (A)	215,330	215,077
OneMain Financial Issuance Trust, Ser 2017-1A, Cl A1
2.370%, 09/14/32 (A)	290,000	289,222
Santander Drive Auto Receivables Trust, Ser 2016-3, Cl C
2.460%, 03/15/22	300,000	301,016
SCF Equipment Trust, Ser 2016-1A, Cl A
3.620%, 11/20/21 (A)	287,292	289,139
Sierra Timeshare Receivables Funding, Ser 2013-3A, Cl B
2.700%, 10/20/30 (A)	125,077	125,114
Taco Bell Funding, Ser 2016-1A, Cl A2II
4.377%, 05/25/46 (A)	247,500	256,368
Thunderbolt Aircraft Lease, Ser 2017-A, Cl A
4.212%, 05/17/32 (A)	291,071	300,536
TRIP Rail Master Funding, Ser 2017-1A, Cl A2
3.736%, 08/15/47 (A)	280,000	279,111
United States Small Business Administration, Ser 2015-20D, Cl 1
2.510%, 04/01/35	395,698	392,729
Wendys Funding, Ser 2015-1A, Cl A2I
3.371%, 06/15/45 (A)	367,500	370,072

Total Asset-Backed Securities (Cost $4,904,303)		4,910,329

U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.2%
FFCB
2.670%, 05/12/27	500,000	485,964

U.S. GOVERNMENT AGENCY OBLIGATIONS — continued
	Face Amount	Value
FNMA
1.250%, 08/23/19	$1,000,000	$991,045

Total U.S. Government Agency Obligations (Cost $1,499,628)		1,477,009

MUNICIPAL BONDS — 2.0%
Alabama State, Economic Settlement Authority, Ser B
4.263%, 09/15/32	375,000	399,518
Camp Pendleton & Quantico Housing
6.165%, 10/01/50 (A)	400,000	485,059
Roman Catholic Church of the Diocese of Phoenix
2.500%, 06/01/18 (C)	300,000	299,147
Virginia State, Port Authority, Ser A
2.784%, 07/01/24	150,000	148,833

Total Municipal Bonds (Cost $1,315,257)		1,332,557

SOVEREIGN DEBT — 0.7%
Province of Quebec
2.500%, 04/20/26	500,000	492,900

(Cost $498,708)		492,900

Total Investments — 98.7% (Cost $66,540,906)		$66,717,899

Percentages based on Net Assets of $67,607,010.

(A)	Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in the program or other “accredited investors”. The total value of these securities at October 31, 2017 was $19,671,454 and represented 29.1% of Net Assets.

(B)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(C)	Level 3 security in accordance with fair value hierarchy.

Cl — Class

FFCB — Federal Farm Credit Banks

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rate

MTN — Medium Term Note

Ser — Series

USD — U.S. Dollar

VAR — Variable Rate

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
CORE BOND FUND
OCTOBER 31, 2017

The following is a list of the inputs used as of October 31, 2017, in valuing the Fund’s investments carried at market value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$25,593,885	$—	$25,593,885
Mortgage-Backed Securities	—	14,022,033	277,748	14,299,781
U.S. Treasury Obligations	—	9,697,527	—	9,697,527
U.S. Government Agency Mortgage-Backed Obligations	—	8,913,911	—	8,913,911
Asset-Backed Securities	—	4,910,329	—	4,910,329
U.S. Government Agency Obligations	—	1,477,009	—	1,477,009
Municipal Bonds	—	1,033,410	299,147	1,332,557
Sovereign Debt	—	492,900	—	492,900
Total Investments in Securities	$—	$66,141,004	$576,895	$66,717,899

For the year ended October 31, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LIMITED DURATION BOND FUND
OCTOBER 31, 2017

SECTOR WEIGHTINGS† (Unaudited)

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS
CORPORATE OBLIGATIONS — 47.0%
	Face Amount	Value
CONSUMER DISCRETIONARY — 1.2%
DR Horton
3.750%, 03/01/19	$300,000	$304,867
General Motors Financial
3.150%, 01/15/20	415,000	422,643
Viacom
5.625%, 09/15/19	300,000	318,229

		1,045,739

CONSUMER STAPLES — 5.3%
Anheuser-Busch InBev Finance
1.900%, 02/01/19	250,000	250,245
Bunge Finance
8.500%, 06/15/19	300,000	329,515
Constellation Brands
3.875%, 11/15/19	300,000	310,661
2.250%, 11/06/20	115,000	114,775
Danone
1.691%, 10/30/19 (A)	250,000	248,077
Hillshire Brands
4.100%, 09/15/20	245,000	256,664
Kraft Heinz Foods
2.800%, 07/02/20	300,000	303,874
Molson Coors Brewing
1.900%, 03/15/19 (A)	300,000	299,309
Mondelez International Holdings Netherlands BV
1.625%, 10/28/19 (A)	300,000	297,019
Pernod Ricard
5.750%, 04/07/21 (A)	415,000	459,993
Smithfield Foods
2.700%, 01/31/20 (A)	300,000	300,837
Suntory Holdings
2.550%, 09/29/19 (A)	250,000	251,931

CORPORATE OBLIGATIONS — continued
	Face Amount	Value
CONSUMER STAPLES — continued
Tyson Foods
2.250%, 08/23/21	$360,000	$357,153
Walgreens Boots Alliance
2.700%, 11/18/19	250,000	252,656
Wm Wrigley Jr
3.375%, 10/21/20 (A)	366,000	377,500

		4,410,209

ENERGY — 4.2%
BG Energy Capital
4.000%, 12/09/20 (A)	350,000	368,216
Canadian Oil Sands
7.750%, 05/15/19 (A)	250,000	269,337
Cenovus Energy
5.700%, 10/15/19	250,000	264,475
Encana
6.500%, 05/15/19	250,000	265,230
EnLink Midstream Partners
2.700%, 04/01/19	300,000	300,633
Equities
2.106%, VAR ICE LIBOR USD 3 Month+0.770%, 10/01/20	350,000	350,835
Marathon Oil
2.700%, 06/01/20	250,000	249,748
Nabors Industries
9.250%, 01/15/19	300,000	318,750
NuStar Logistics
4.800%, 09/01/20	300,000	311,625
ONEOK Partners
8.625%, 03/01/19	300,000	323,946
Phillips 66
2.109%, VAR ICE LIBOR USD 3 Month+0.750%, 04/15/20 (A)	190,000	190,368
Schlumberger Holdings
3.000%, 12/21/20 (A)	300,000	306,610
Shell International Finance BV
2.000%, 11/15/18	10,000	10,036
1.900%, 08/10/18	5,000	5,014

		3,534,823

FINANCIALS — 16.0%
American Express
2.200%, 10/30/20	415,000	413,839
ANZ New Zealand International
2.367%, VAR ICE LIBOR USD 3 Month+1.000%, 01/25/22 (A)	600,000	607,157
Ares Capital
3.875%, 01/15/20	450,000	461,198

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LIMITED DURATION BOND FUND
OCTOBER 31, 2017

CORPORATE OBLIGATIONS — continued
	Face Amount	Value
FINANCIALS — continued
Bank of America MTN
2.328%, VAR ICE LIBOR USD 3 Month+0.630%, 10/01/21	$415,000	$413,570
Bank of Montreal MTN
2.107%, VAR ICE LIBOR USD 3 Month+0.790%, 08/27/21	250,000	252,576
BAT Capital
2.297%, 08/14/20 (A)	340,000	340,123
BB&T MTN
2.150%, 02/01/21	415,000	414,269
Capital One Financial
2.069%, VAR ICE LIBOR USD 3 Month+0.760%, 05/12/20	300,000	302,447
Citigroup
2.414%, VAR ICE LIBOR USD 3 Month+1.100%, 05/17/24	415,000	418,943
Citizens Bank
2.127%, VAR ICE LIBOR USD 3 Month+0.810%, 05/26/22	250,000	250,567
Compass Bank
2.875%, 06/29/22	365,000	362,428
Daimler Finance North America
1.500%, 07/05/19 (A)	250,000	248,056
Discover Bank
3.100%, 06/04/20	415,000	423,123
Fifth Third Bancorp
2.600%, 06/15/22	365,000	363,635
First Horizon National
3.500%, 12/15/20	300,000	308,544
First Republic Bank
2.375%, 06/17/19	250,000	250,932
Ford Motor Credit
2.021%, 05/03/19	400,000	399,717
Glencore Funding
3.000%, 10/27/22 (A)	415,000	415,768
Goldman Sachs Group
2.481%, VAR ICE LIBOR USD 3 Month+1.110%, 04/26/22	250,000	253,140
JPMorgan Chase
2.200%, 10/22/19	250,000	251,208
KeyCorp MTN
2.900%, 09/15/20	415,000	422,916
Metropolitan Life Global Funding I
1.550%, 09/13/19 (A)	300,000	297,943
Morgan Stanley
2.650%, 01/27/20	300,000	302,707

CORPORATE OBLIGATIONS — continued
	Face Amount	Value
FINANCIALS — continued
National Australia Bank
2.250%, 01/10/20	$100,000	$100,351
National Bank of Canada
2.200%, 11/02/20	415,000	414,485
National City
6.875%, 05/15/19	300,000	321,706
Nuveen Finance
2.950%, 11/01/19 (A)	250,000	253,625
PennantPark Investment
4.500%, 10/01/19	300,000	303,920
Principal Life Global Funding II MTN
2.150%, 01/10/20 (A)	300,000	301,033
Santander Holdings USA
2.700%, 05/24/19	250,000	251,608
Stifel Financial
3.500%, 12/01/20	300,000	305,972
Suncorp-Metway
2.800%, 05/04/22 (A)	365,000	366,483
SunTrust Bank
2.250%, 01/31/20	300,000	301,258
Synovus Financial
3.125%, 11/01/22	390,000	389,836
TCP Capital
4.125%, 08/11/22	415,000	412,283
Toronto-Dominion Bank MTN
1.950%, 01/22/19	600,000	601,163
Toyota Motor Credit MTN
2.100%, 01/17/19	10,000	10,043
Wells Fargo MTN
2.243%, VAR ICE LIBOR USD 3 Month+0.880%, 07/22/20	500,000	507,873
Westpac Banking
2.000%, 08/19/21	250,000	247,225
Willis Towers Watson
5.750%, 03/15/21	166,000	182,058

		13,445,728

INDUSTRIALS — 5.9%
Air Lease
2.125%, 01/15/20	250,000	249,726
Amphenol
2.550%, 01/30/19	50,000	50,374
Arconic
6.150%, 08/15/20	402,000	437,440
Caterpillar Financial Services MTN
2.100%, 01/10/20	250,000	251,019
CRH America
5.750%, 01/15/21	340,000	371,134
FLIR Systems
3.125%, 06/15/21	250,000	252,669

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LIMITED DURATION BOND FUND
OCTOBER 31, 2017

CORPORATE OBLIGATIONS — continued
	Face Amount	Value
INDUSTRIALS — continued
Fortive
2.350%, 06/15/21	$400,000	$397,745
Holcim US Finance Sarl & Cie SCS
6.000%, 12/30/19 (A)	425,000	456,134
Johnson Controls
4.250%, 03/01/21	340,000	358,927
Masco
7.125%, 03/15/20	33,000	36,443
Penske Truck Leasing LP
3.200%, 07/15/20 (A)	415,000	424,559
Pitney Bowes
3.625%, 09/15/20	415,000	415,397
Rockwell Collins
1.950%, 07/15/19	380,000	380,103
Roper Technologies
6.250%, 09/01/19	100,000	107,484
Siemens Financieringsmaatschappij 1.931%, VAR ICE LIBOR USD 3 Month+0.610%, 03/16/22 (A)	300,000	302,464
Waste Management
2.900%, 09/15/22	415,000	421,127

		4,912,745

INFORMATION TECHNOLOGY — 1.6%
Amphenol
2.200%, 04/01/20	300,000	299,874
Broadcom
2.375%, 01/15/20 (A)	300,000	301,674
Fidelity National Information Services
2.250%, 08/15/21	400,000	397,017
Hewlett Packard Enterprise
2.100%, 10/04/19 (A)	340,000	339,573

		1,338,138

MATERIALS — 4.7%
Anglo American Capital
4.450%, 09/27/20 (A)	350,000	367,927
BHP Billiton Finance USA 6.250%, VAR USD Swap Semi 30/360 5 Year Current+4.971%, 10/19/75 (A)	400,000	438,000
Celanese US Holdings
5.875%, 06/15/21	250,000	275,712
CF Industries
6.875%, 05/01/18	250,000	255,938
Eastman Chemical
2.700%, 01/15/20	250,000	252,883
EI du Pont de Nemours 1.907%, VAR ICE LIBOR USD 3 Month+0.530%, 05/01/20	650,000	655,842

CORPORATE OBLIGATIONS — continued
	Face Amount	Value
MATERIALS — continued
Martin Marietta Materials 1.965%, VAR ICE LIBOR USD 3 Month+0.650%, 05/22/20	$300,000	$301,756
RPM International
6.125%, 10/15/19	115,000	123,504
Sherwin-Williams
2.250%, 05/15/20	300,000	300,711
Solvay Finance America
3.400%, 12/03/20 (A)	400,000	411,323
Vulcan Materials 1.920%, VAR ICE LIBOR USD 3 Month+0.600%, 06/15/20	300,000	300,800
WestRock RKT
4.450%, 03/01/19	219,000	225,378

		3,909,774

REAL ESTATE — 3.1%
American Campus Communities Operating Partnership
3.350%, 10/01/20 ‡	415,000	426,068
American Tower
2.800%, 06/01/20 ‡	300,000	304,213
Kimco Realty
3.200%, 05/01/21 ‡	415,000	424,417
Liberty Property
4.750%, 10/01/20 ‡	107,000	113,225
SBA Tower Trust
3.598%, 04/10/18 (A)	500,000	499,998
SL Green Operating Partnership
3.250%, 10/15/22 ‡	415,000	416,253
Vornado Realty
5.000%, 01/15/22 ‡	415,000	448,182

		2,632,356

TELECOMMUNICATION SERVICES — 1.1%
AT&T
2.300%, 03/11/19	250,000	251,031
Unison Ground Lease Funding
2.981%, 03/15/20 (A)	400,000	392,790
Vodafone Group
4.375%, 03/16/21	300,000	319,982

		963,803

UTILITIES — 3.9%
Dominion Energy
4.104%, 04/01/21	300,000	311,092
Duquesne Light Holdings
6.400%, 09/15/20 (A)	340,000	376,004
Emera US Finance
2.700%, 06/15/21	400,000	401,816

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LIMITED DURATION BOND FUND
OCTOBER 31, 2017

CORPORATE OBLIGATIONS — continued
	Face Amount	Value
UTILITIES — continued
IPALCO Enterprises
3.450%, 07/15/20	$300,000	$304,125
National Grid North America MTN
2.375%, 09/30/20	250,000	248,237
NextEra Energy Capital Holdings 4.664%, VAR ICE LIBOR USD 3 Month+3.348%, 09/01/67	300,000	300,387
Pennsylvania Electric
5.200%, 04/01/20	415,000	441,736
Southern
2.350%, 07/01/21	415,000	412,831
Spire
2.550%, 08/15/19	180,000	180,603
United Utilities
4.550%, 06/19/18	250,000	253,805

		3,230,636

Total Corporate Obligations (Cost $39,384,478)		39,423,951

MORTGAGE-BACKED SECURITIES — 19.1%

Agate Bay Mortgage Trust, Ser 2015-6, Cl A5
3.500%, 09/25/45 (A) (B)	417,605	423,380
Agate Bay Mortgage Trust, Ser 2016-3, Cl A5
3.500%, 08/25/46 (A) (B)	368,273	374,977
Agate Bay Mortgage Trust, Ser 2015-5, Cl A5
3.500%, 07/25/45 (A) (B)	704,795	718,945
Chicago Skyscraper Trust, Ser 2017-SKY, Cl B 2.439%, VAR LIBOR USD 1 Month+1.100%, 02/15/30 (A)	380,000	380,480
Citigroup Commercial Mortgage Trust, Ser 2017-P8, Cl A1
2.065%, 09/15/50	495,251	492,962
COLT Mortgage Loan Trust, Ser 2017-1, Cl A1
2.614%, 05/27/47 (A) (B)	265,272	268,453
Commercial Mortgage Trust, Ser 2010-C1, Cl A3
4.205%, 07/10/46 (A)	377,796	393,094
Commercial Mortgage Trust, Ser 2014-UBS5, Cl A2
3.031%, 09/10/47	250,000	253,562

MORTGAGE-BACKED SECURITIES — continued
	Face Amount	Value
FNMA Connecticut Avenue Securities, Ser 2017-C01, Cl 1M1
2.538%, VAR ICE LIBOR
USD 1 Month+1.300%, 07/25/29	$309,696	$312,679
FNMA Connecticut Avenue Securities, Ser 2017-C03, Cl 1M1
2.188%, VAR ICE LIBOR USD 1 Month+0.950%, 10/25/29	281,224	283,044
FREMF Mortgage Trust, Ser 2011-K703, Cl B
4.881%, 07/25/44 (A) (B)	380,000	384,737
FREMF Mortgage Trust, Ser 2014-K714, Cl B
3.849%, 01/25/47 (A) (B)	500,000	516,931
GS Mortgage Securities Trust, Ser 2010-C2, Cl A1
3.849%, 12/10/43 (A)	27,381	28,143
GS Mortgage Securities Trust, Ser 2014-GC18, Cl A2
2.924%, 01/10/47	339,026	342,298
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2010-C1, Cl A2
4.608%, 06/15/43 (A)	218,013	227,177
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2011-C4, Cl A3
4.106%, 07/15/46 (A)	353,082	355,543
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2016-JP4, Cl A1
1.891%, 12/15/49	439,885	437,954
JPMorgan Mortgage Trust, Ser 2017-3, Cl 1A5
3.500%, 08/25/47 (A) (B)	314,902	322,691
JPMorgan Mortgage Trust, Ser 2017-4, Cl A5
3.500%, 11/25/47 (A) (B)	850,000	866,335
JPMorgan Mortgage Trust, Ser 2017-2, Cl A5
3.500%, 05/25/47 (A) (B)	302,293	308,174
JPMorgan Mortgage Trust, Ser 2016-3, Cl 1A3
3.500%, 10/25/46 (A) (B)	748,607	764,574
JPMorgan Mortgage Trust, Ser 2016-4, Cl A5
3.500%, 10/25/46 (A) (B)	813,149	831,114
JPMorgan Mortgage Trust, Ser 2015-3, Cl A5
3.500%, 05/25/45 (A) (B)	239,143	244,244

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LIMITED DURATION BOND FUND
OCTOBER 31, 2017

MORTGAGE-BACKED SECURITIES — continued
	Face Amount	Value
JPMorgan Mortgage Trust, Ser 2016-1, Cl A5
3.500%, 05/25/46 (A) (B)	$256,270	$261,736
JPMorgan Mortgage Trust, Ser 2017-1, Cl A4
3.500%, 01/25/47 (A) (B)	612,336	625,016
JPMorgan Mortgage Trust, Ser 2014-IVR6, Cl AM
2.826%, 07/25/44 (A) (B)	510,824	509,481
JPMorgan Mortgage Trust, Ser 2016-2, Cl A1
2.685%, 06/25/46 (A) (B)	441,127	442,208
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C12, Cl A2
3.001%, 10/15/46	155,000	156,263
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C13, Cl A2
2.936%, 11/15/46	267,000	269,761
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C12, Cl A1
1.313%, 10/15/46	57,420	57,317
Sequoia Mortgage Trust, Ser 2015-3, Cl A4
3.500%, 07/25/45 (A) (B)	386,206	394,201
Sequoia Mortgage Trust, Ser 2017-6, Cl A4
3.500%, 09/25/47 (A) (B)	487,881	500,339
Sequoia Mortgage Trust, Ser 2016-3, Cl A10
3.500%, 11/25/46 (A) (B)	455,626	465,059
Sequoia Mortgage Trust, Ser 2017-4, Cl A4
3.500%, 07/25/47 (A) (B)	292,668	299,001
Sequoia Mortgage Trust, Ser 2017-1, Cl A4
3.500%, 02/25/47 (A) (B)	703,377	717,500
Sequoia Mortgage Trust, Ser 2017-2, Cl A4
3.500%, 03/25/47 (A) (B)	562,953	574,256
Sequoia Mortgage Trust, Ser 2017-3, Cl A4
3.500%, 04/25/47 (A) (B)	964,191	983,550
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C2, Cl A2
2.113%, 05/10/63	8,774	8,769
WFRBS Commercial Mortgage Trust, Ser 2014-C21, Cl A1
1.413%, 08/15/47	162,259	161,638

MORTGAGE-BACKED SECURITIES — continued
	Face Amount	Value
WFRBS Commercial Mortgage Trust, Ser 2013-C18, Cl A1
1.191%, 12/15/46	$22,319	$22,298

Total Mortgage-Backed Securities (Cost $16,092,549)		15,979,884

ASSET-BACKED SECURITIES — 14.5%

Capital Auto Receivables Asset Trust, Ser 2017-1, Cl A3
2.020%, 08/20/21 (A)	500,000	500,214
Capital One Multi-Asset Execution Trust, Ser 2016-A4, Cl A4
1.330%, 06/15/22	1,030,000	1,020,313
CARDS II Trust, Ser 2016-1A, Cl A 1.939%, VAR LIBOR USD 1 Month+0.700%, 07/15/21 (A)	500,000	502,043
Citibank Credit Card Issuance Trust, Ser 2014-A6, Cl A6
2.150%, 07/15/21	1,000,000	1,005,392
CPS Auto Receivables Trust, Ser 2014-D, Cl C
4.350%, 11/16/20 (A)	520,000	532,773
Cronos Containers Program, Ser 2013-1A, Cl A
3.080%, 04/18/28 (A)	68,750	68,628
Discover Card Execution Note Trust, Ser 2016-A4, Cl A4
1.390%, 03/15/22	2,000,000	1,981,943
Drive Auto Receivables Trust, Ser 2016-BA, Cl B
2.560%, 06/15/20 (A)	180,123	180,457
Drug Royalty III, Ser 2017-1A, Cl A1 3.859%, VAR ICE LIBOR USD 3 Month+2.500%, 04/15/27 (A)	289,542	289,538
ECAF, Ser 2015-1A, Cl A1
3.473%, 06/15/40 (A)	446,626	442,758
Exeter Automobile Receivables Trust, Ser 2016-3A, Cl B
2.840%, 08/16/21 (A)	174,000	174,316
Flagship Credit Auto Trust, Ser 2014-1, Cl B
2.550%, 02/18/20 (A)	52,890	52,959
Flagship Credit Auto Trust, Ser 2016-1, Cl A
2.530%, 12/15/20 (A)	373,778	375,940

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LIMITED DURATION BOND FUND
OCTOBER 31, 2017

ASSET-BACKED SECURITIES — continued
	Face Amount	Value
Flagship Credit Auto Trust, Ser 2017-3, Cl A
1.880%, 10/15/21 (A)	$303,727	$303,306
Hilton Grand Vacations Trust, Ser 2017-AA, Cl A
2.660%, 12/26/28 (A)	258,396	258,092
Master Credit Card Trust II, Ser 2016-1A, Cl B
1.930%, 09/23/19 (A)	300,000	299,771
OneMain Financial Issuance Trust, Ser 2017-1A, Cl A1
2.370%, 09/14/32 (A)	320,000	319,141
Santander Drive Auto Receivables Trust, Ser 2016-3, Cl C
2.460%, 03/15/22	300,000	301,017
SCF Equipment Trust, Ser 2016-1A, Cl A
3.620%, 11/20/21 (A)	344,750	346,966
Sierra Timeshare Receivables Funding, Ser 2013-3A, Cl B
2.700%, 10/20/30 (A)	125,077	125,114
Sierra Timeshare Receivables Funding, Ser 2016-3A, Cl A
2.430%, 10/20/33 (A)	533,006	533,234
SoFi Professional Loan Program, Ser 2014-A, Cl A2
3.020%, 10/25/27 (A)	292,243	294,849
TCF Auto Receivables Owner Trust, Ser 2015-1A, Cl B
2.490%, 04/15/21 (A)	400,000	400,914
TRIP Rail Master Funding, Ser 2017-1A, Cl A1
2.709%, 08/15/47 (A)	367,863	368,137
Verizon Owner Trust, Ser 2017-3A, Cl B
2.380%, 04/20/22 (A)	500,000	500,167
Verizon Owner Trust, Ser 2017-1A, Cl A
2.060%, 09/20/21 (A)	650,000	651,005
Wendys Funding, Ser 2015-1A, Cl A2I
3.371%, 06/15/45 (A)	367,500	370,073

Total Asset-Backed Securities (Cost $12,213,373)		12,199,060

U.S. TREASURY OBLIGATIONS — 13.2%

U.S. Treasury Notes
1.625%, 03/31/19	2,000,000	2,002,578
1.625%, 07/31/19	2,350,000	2,351,653
1.625%, 06/30/20	1,200,000	1,197,609
1.500%, 12/31/18	2,250,000	2,249,648
1.500%, 11/30/19	950,000	947,699

U.S. TREASURY OBLIGATIONS — continued
	Face Amount	Value
0.875%, 06/15/19	$2,350,000	$2,324,206

Total U.S. Treasury Obligations (Cost $11,108,528)		11,073,393

U.S. GOVERNMENT AGENCY OBLIGATIONS — 3.6%

FHLB
1.800%, 08/28/20	1,000,000	997,668
FNMA
1.250%, 08/23/19	1,000,000	991,045
0.850%, 07/13/18	1,000,000	995,581

Total U.S. Government Agency Obligations (Cost $2,999,628)		2,984,294

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — 1.0%

FHLMC
6.000%, 01/01/37	1,744	1,958
6.000%, 11/01/37	5,924	6,696
5.500%, 07/01/34	8,171	9,113
5.000%, 02/15/24	109,885	115,860
4.000%, 03/01/39	13,542	14,232
FNMA
6.000%, 05/01/36	1,095	1,244
6.000%, 08/01/36	974	1,106
6.000%, 11/01/37	2,961	3,350
5.500%, 07/01/38	5,150	5,696
GNMA
8.000%, 05/15/30	210	210
6.000%, 03/15/32	2,281	2,602
6.000%, 09/15/33	10,746	12,215
6.000%, 09/15/37	4,556	5,122
5.500%, 06/15/38	3,775	4,187
5.000%, 06/15/33	3,749	4,087
2.918%, 06/16/40	660,479	664,542

Total U.S. Government Agency Mortgage-Backed Obligations (Cost $869,002)		852,220

MUNICIPAL BONDS — 0.9%

New Jersey State, Educational Facilities Authority, Ser G
1.866%, 07/01/20	250,000	246,950
Roman Catholic Church of the Diocese of Phoenix
2.500%, 06/01/18 (C)	300,000	299,147

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LIMITED DURATION BOND FUND
OCTOBER 31, 2017

MUNICIPAL BONDS — continued
	Face Amount	Value
Virginia State, Port Authority, Ser A
1.931%, 07/01/20	$250,000	$248,070

Total Municipal Bonds (Cost $800,000)		794,167

Total Investments — 99.3% (Cost $83,467,558)		$83,306,969

Percentages based on Net Assets of $83,866,249.

‡	Real Estate Investment Trust.

(A)	Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in the program or other “accredited investors”. The total value of these securities at October 31, 2017 was $31,366,913 and represented 37.4% of Net Assets.

(B)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(C)	Level 3 security in accordance with fair value hierarchy.

Cl — Class

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rate

MTN — Medium Term Note

Ser — Series

USD — U.S. Dollar

VAR — Variable Rate

The following is a list of the inputs used as of October 31, 2017, in valuing the Fund’s investments carried at market value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$39,423,951	$—	$39,423,951
Mortgage-Backed Securities	—	15,979,884	—	15,979,884
Asset-Backed Securities	—	12,199,060	—	12,199,060
U.S. Treasury Obligations	—	11,073,393	—	11,073,393
U.S. Government Agency Obligations	—	2,984,294	—	2,984,294
U.S. Government Agency Mortgage-Backed Obligations	—	852,220	—	852,220
Municipal Bonds	—	495,020	299,147	794,167
Total Investments in Securities	$—	$83,007,822	$299,147	$83,306,969

For the year ended October 31, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LARGE CAP GROWTH FUND
OCTOBER 31, 2017

SECTOR WEIGHTINGS† (Unaudited)

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 99.6% #
	Shares	Value
CONSUMER DISCRETIONARY — 17.9%
Amazon.com *	1,640	$1,812,658
Children’s Place	1,875	204,000
Comcast, Cl A	12,310	443,530
Home Depot	8,615	1,428,194
Liberty Ventures, Ser A *	4,220	240,371
Marriott International, Cl A	4,225	504,803
Mohawk Industries *	1,545	404,420
Netflix *	3,045	598,129
Priceline Group *	285	544,909
PulteGroup	10,045	303,660
Restaurant Brands International	3,535	228,326
Royal Caribbean Cruises	3,090	382,449
Sirius XM Holdings	46,860	254,918
VF	4,250	296,013
Walt Disney	4,285	419,116
Wyndham Worldwide	3,375	360,619

		8,426,115

CONSUMER STAPLES — 5.8%
Altria Group	12,425	797,934
Costco Wholesale	3,410	549,283
Monster Beverage *	8,690	503,412
PepsiCo	7,740	853,179

		2,703,808

ENERGY — 0.7%
EOG Resources	3,420	341,555

FINANCIALS — 4.9%
Ameriprise Financial	3,430	536,932
Citigroup	4,655	342,143
Citizens Financial Group	8,635	328,216
FirstCash	3,555	226,987
Green Dot, Cl A *	3,570	202,133
MSCI, Cl A	3,145	369,097
State Street	2,970	273,240

		2,278,748

COMMON STOCK — continued
	Shares	Value
HEALTH CARE — 14.2%
Alexion Pharmaceuticals *	2,330	$278,808
AmerisourceBergen, Cl A	5,415	416,684
Amgen	2,970	520,404
Bioverativ *	5,790	327,135
Express Scripts Holding *	2,000	122,580
FibroGen *	4,110	229,544
Gilead Sciences	5,750	431,020
Haemonetics *	9,985	474,886
Humana	2,385	609,010
ICON *	2,820	335,185
INC Research Holdings, Cl A *	5,565	318,040
Incyte *	3,135	355,039
Regeneron Pharmaceuticals *	1,005	404,633
United Therapeutics *	2,690	319,007
Vertex Pharmaceuticals *	2,480	362,650
WellCare Health Plans *	2,615	517,090
Zimmer Biomet Holdings	2,575	313,172
Zoetis, Cl A	5,265	336,012

		6,670,899

INDUSTRIALS — 9.5%
American Airlines Group	7,885	369,176
Builders FirstSource *	13,240	238,585
Caterpillar	3,370	457,646
CSX	9,620	485,137
Cummins	2,440	431,587
Deere	3,965	526,869
MasTec *	7,445	324,230
Oshkosh	5,140	470,618
Stanley Black & Decker	3,205	517,768
United Rentals *	2,180	308,426
WW Grainger	1,740	343,998

		4,474,040

INFORMATION TECHNOLOGY — 40.7%
Adobe Systems *	3,425	599,923
Alphabet, Cl A *	2,555	2,639,417
Apple	19,935	3,369,812
Applied Materials	6,225	351,277
Broadcom	2,390	630,745
Check Point Software Technologies *	1,745	205,404
DXC Technology	5,005	458,058
Electronic Arts *	4,510	539,396
Euronet Worldwide *	2,660	257,062
Facebook, Cl A *	9,815	1,767,289
FireEye *	18,475	312,597
Fiserv *	3,250	420,648
HP	18,210	392,426
Lam Research	1,765	368,126
Micron Technology *	13,945	617,903
Microsoft	33,175	2,759,496
ON Semiconductor *	17,745	378,323
Square, Cl A *	13,165	489,606

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LARGE CAP GROWTH FUND
OCTOBER 31, 2017

COMMON STOCK — continued
	Shares	Value
INFORMATION TECHNOLOGY — continued
Vantiv, Cl A *	3,905	$273,350
Visa, Cl A	10,920	1,200,981
VMware, Cl A *	3,130	374,630
Western Digital	4,100	366,007
Zebra Technologies, Cl A *	3,050	353,770

		19,126,246

MATERIALS — 3.7%
Berry Global Group *	5,030	299,034
FMC	4,155	385,833
Packaging Corp of America	3,830	445,314
Steel Dynamics	8,160	303,634
Summit Materials, Cl A *	9,495	298,143

		1,731,958

REAL ESTATE — 1.1%
Equity LifeStyle Properties ‡	3,900	345,072
Potlatch‡	3,430	177,674

		522,746

TELECOMMUNICATION SERVICES — 1.1%
T-Mobile US *	5,585	333,816
Verizon Communications	3,945	188,847

		522,663

Total Common Stock (Cost $39,257,138)		46,798,778

RIGHTS — 0.0%
	Number Of Rights
Dyax, Expires 12/31/19 * (Cost $—)	4,700	—

Total Investments — 99.6% (Cost $39,257,138)		$46,798,778

Percentages based on Net Assets of $47,000,311.

*	Non-income producing security.

#	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

‡	Real Estate Investment Trust.

Cl — Class

MSCI — Morgan Stanley Capital International

Ser — Series

The following is a list of the inputs used as of October 31, 2017, in valuing the Fund’s investments carried at market value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$46,798,778	$—	$—	$46,798,778
Rights†	—	—	—	—
Total Investments in Securities	$46,798,778	$—	$—	$46,798,778

†	Rights are considered Level 1.

For the year ended October 31, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended October 31, 2017, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LARGE CAP VALUE FUND
OCTOBER 31, 2017

SECTOR WEIGHTINGS† (Unaudited)

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 97.3%
	Shares	Value
CONSUMER DISCRETIONARY — 9.1%
Best Buy	10,824	$605,928
DR Horton	12,779	564,960
General Motors	23,466	1,008,569
International Game Technology	29,743	698,960
Interpublic Group of Companies	33,075	636,694
Las Vegas Sands	6,915	438,272
Tupperware Brands	4,544	266,960

		4,220,343

CONSUMER STAPLES — 8.0%
Altria Group	11,553	741,934
Colgate-Palmolive	11,838	833,987
Costco Wholesale	5,583	899,309
CVS Health	6,342	434,617
Kimberly-Clark	4,303	484,131
PepsiCo	2,955	325,730

		3,719,708

ENERGY — 11.0%
Andeavor	4,098	435,372
Chevron	4,883	565,891
ConocoPhillips	18,490	945,764
ExxonMobil	17,966	1,497,465
Occidental Petroleum	5,538	357,589
Statoil ADR	11,902	241,730
Valero Energy	9,051	714,033
Williams	12,588	358,758

		5,116,602

FINANCIALS — 24.2%
Ameriprise Financial	3,414	534,427
Apollo Global Management, Cl A (A)	16,410	518,228
Bank of America	58,361	1,598,508
Citigroup	13,156	966,966
Citizens Financial Group	9,695	368,507
JPMorgan Chase	22,016	2,215,030
KeyCorp	29,149	531,969
MetLife	14,368	769,837

COMMON STOCK — continued
	Shares	Value
FINANCIALS — continued
PNC Financial Services Group	4,840	$662,064
Prudential Financial	8,585	948,300
SunTrust Banks	12,920	777,913
Wells Fargo	19,929	1,118,814
XL Group	5,960	241,201

		11,251,764

HEALTH CARE — 11.1%
Amedisys *	8,675	417,354
Amgen	6,837	1,197,979
Cardinal Health	11,768	728,440
Hill-Rom Holdings	6,926	558,997
ICON *	8,809	1,047,038
Quest Diagnostics	6,992	655,710
Select Medical Holdings *	28,954	554,469

		5,159,987

INDUSTRIALS — 8.2%
Alaska Air Group	5,875	387,926
Cintas	4,473	666,656
Cummins	3,853	681,519
Oshkosh	8,860	811,221
Union Pacific	6,013	696,245
WW Grainger	2,714	536,558

		3,780,125

INFORMATION TECHNOLOGY — 11.5%
Alliance Data Systems	1,339	299,574
Apple	2,801	473,481
Cisco Systems	8,119	277,264
CSRA	17,313	553,843
DST Systems	10,908	639,427
DXC Technology	3,844	351,803
Intel	15,293	695,679
Manhattan Associates *	6,893	288,541
Microsoft	6,557	545,411
Western Digital	7,672	684,880
Xerox	17,491	530,152

		5,340,055

MATERIALS — 2.7%
Huntsman	20,584	659,099
LyondellBasell Industries, Cl A	5,720	592,192

		1,251,291

REAL ESTATE — 4.7%
Apartment Investment & Management, Cl A ‡	8,730	383,945
Digital Realty Trust ‡	5,583	661,251
Realogy Holdings	13,713	443,341
Sun Communities ‡	7,391	667,112

		2,155,649

TELECOMMUNICATION SERVICES — 1.7%
AT&T	18,133	610,175

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LARGE CAP VALUE FUND
OCTOBER 31, 2017

COMMON STOCK — continued
	Shares	Value
TELECOMMUNICATION SERVICES — continued
Verizon Communications	3,977	$190,379

		800,554

UTILITIES — 5.1%
Ameren	7,499	464,863
Entergy	8,910	768,577
Exelon	14,240	572,590
Public Service Enterprise Group	11,307	556,304

		2,362,334

Total Common Stock (Cost $39,524,514)		45,158,412

Total Investments — 97.3% (Cost $39,524,514)		$45,158,412

Percentages based on Net Assets of $46,419,635.

*	Non-income producing security.

‡	Real Estate Investment Trust

(A)	Securities considered Master Limited Partnerships. At October 31, 2017, these securities amounted $518,228 or 1.1% of Net Assets.

ADR — American Depositary Receipt

Cl — Class

The following is a list of the inputs used as of October 31, 2017, in valuing the Fund’s investments carried at market value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$45,158,412	$—	$—	$45,158,412
Total Investments in Securities	$45,158,412	$—	$—	$45,158,412

For the year ended October 31, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended October 31, 2017, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
SMALL CAP EQUITY FUND
OCTOBER 31, 2017

SECTOR WEIGHTINGS† (Unaudited)

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 97.9%
	Shares	Value
CONSUMER DISCRETIONARY — 12.2%
Big Lots	16,780	$860,982
Bloomin’ Brands	23,150	411,607
Boyd Gaming	44,305	1,295,034
Camping World Holdings, Cl A	25,175	1,057,853
Fox Factory Holding *	30,250	1,287,138
Hooker Furniture	9,960	472,104
J. Jill *	68,670	350,904
KB Home	22,200	608,946
LGI Homes *	9,320	562,276
Malibu Boats, Cl A *	38,630	1,205,256
Nutrisystem	24,610	1,229,270

		9,341,370

CONSUMER STAPLES — 2.7%
Central Garden & Pet, Cl A *	24,826	916,328
Darling Ingredients *	63,845	1,165,171

		2,081,499

ENERGY — 3.1%
Delek US Holdings	15,060	392,313
Enerplus	53,690	492,337
McDermott International *	124,965	827,268
Tallgrass Energy Partners (A)	6,290	274,496
Unit *	21,810	408,283

		2,394,697

FINANCIALS — 18.5%
Associated Banc-Corp	24,295	614,663
Banc of California	23,820	501,411
Berkshire Hills Bancorp	15,470	592,501
Cathay General Bancorp	13,500	564,300
CNO Financial Group	22,360	535,969
Customers Bancorp *	18,680	510,711
Donnelley Financial Solutions *	24,125	518,688
Enterprise Financial Services	7,130	310,868
Evercore, Cl A	7,390	591,939
First Citizens BancShares, Cl A	1,380	558,900
First Horizon National	27,630	518,615
Hanmi Financial	15,810	486,158

COMMON STOCK — continued
	Shares	Value
FINANCIALS — continued
HomeStreet *	24,390	$708,530
IBERIABANK	7,530	555,338
Meta Financial Group	11,260	982,434
MGIC Investment *	37,975	543,043
Moelis, Cl A	29,275	1,251,506
Selective Insurance Group	10,905	649,938
Stifel Financial	19,970	1,059,009
TriCo Bancshares	8,157	337,863
United Community Banks	19,260	528,109
Valley National Bancorp	50,800	584,200
Washington Federal	17,330	603,084

		14,107,777

HEALTH CARE — 14.2%
Allscripts Healthcare Solutions *	83,575	1,126,591
Amphastar Pharmaceuticals *	23,010	415,791
Cambrex *	6,745	291,721
Emergent BioSolutions *	12,065	494,544
Ensign Group	28,240	651,779
FibroGen *	10,090	563,527
Genomic Health *	9,860	323,309
Haemonetics *	14,710	699,608
HealthSouth	25,400	1,171,956
Impax Laboratories *	19,170	347,936
Intersect ENT *	13,100	388,415
Lantheus Holdings *	53,065	1,055,993
MiMedx Group *	33,705	427,379
Nektar Therapeutics, Cl A *	21,785	524,800
Quidel *	11,475	469,901
Repligen *	19,480	724,656
Retrophin *	33,925	843,716
Veracyte *	42,215	360,938

		10,882,560

INDUSTRIALS — 15.5%
Casella Waste Systems, Cl A *	48,415	893,741
EMCOR Group	6,688	538,451
Greenbrier	10,460	546,012
Harsco *	63,905	1,357,982
MasTec *	14,790	644,104
Park-Ohio Holdings	13,195	622,144
Ply Gem Holdings *	32,495	549,166
Rush Enterprises, Cl A *	25,465	1,293,113
SiteOne Landscape Supply *	9,255	587,785
SkyWest	14,000	659,400
SPX *	22,200	650,238
Timken	22,415	1,056,867
Triton International	33,385	1,332,061
Tutor Perini *	18,800	530,160
Wabash National	27,090	609,525

		11,870,749

INFORMATION TECHNOLOGY — 17.2%
A10 Networks *	53,780	393,132
ADTRAN	23,815	502,497

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
SMALL CAP EQUITY FUND
OCTOBER 31, 2017

COMMON STOCK — continued
	Shares	Value
INFORMATION TECHNOLOGY — continued
Amkor Technology *	44,520	$515,096
Blucora *	23,470	509,299
Box, Cl A *	33,715	740,044
Cirrus Logic *	16,370	916,720
Cohu	28,110	725,238
CoreLogic *	8,295	389,036
EPAM Systems *	7,905	720,540
ePlus *	6,700	640,520
Euronet Worldwide *	5,465	528,138
Extreme Networks *	44,835	538,020
GrubHub *	12,895	786,852
Hortonworks *	28,075	463,518
Lattice Semiconductor *	99,660	583,011
MINDBODY, Cl A *	22,895	738,364
Paycom Software *	4,355	357,981
Progress Software	18,060	764,480
Rudolph Technologies *	8,893	246,781
Stamps.com *	2,055	461,142
Trade Desk, Cl A *	6,790	447,597
Vishay Intertechnology	53,170	1,183,033

		13,151,039

MATERIALS — 4.7%
Ferro *	18,150	432,333
Kraton *	3,985	195,385
Louisiana-Pacific *	46,620	1,267,131
Stepan	6,785	541,850
US Concrete *	14,600	1,141,720

		3,578,419

REAL ESTATE — 6.6%
CareTrust ‡	66,540	1,257,605
Corporate Office Properties Trust ‡	15,590	497,789
National Storage Affiliates Trust ‡	20,900	518,111
PS Business Parks ‡	4,590	607,395
Summit Hotel Properties ‡	33,560	530,584
Washington Prime Group ‡	48,350	378,581
Xenia Hotels & Resorts ‡	58,480	1,272,524

		5,062,589

UTILITIES — 3.2%
Black Hills	6,620	432,021
Ormat Technologies	7,770	504,506
Portland General Electric	13,300	634,943
Southwest Gas Holdings	7,219	594,773
Spark Energy, Cl A	17,650	247,100

		2,413,343

Total Common Stock (Cost $63,612,246)		74,884,042

RIGHTS — 0.0%
	Number Of Rights	Value
Dyax, Expires 12/31/19 * (Cost $—)	5,615	$—

Total Investments — 97.9% (Cost $63,612,246)		$74,884,042

Percentages based on Net Assets of $76,473,031.

*	Non-income producing security.

‡	Real Estate Investment Trust.

(A)	Securities considered Master Limited Partnerships. At October 31, 2017, these securities amounted $274,496 or 0.4% of Net Assets.

Cl — Class

The following is a list of the inputs used as of October 31, 2017, in valuing the Fund’s investments carried at market value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$74,884,042	$—	$—	$74,884,042
Rights†	—	—	—	—
Total Investments in Securities	$74,884,042	$—	$—	$74,884,042

†	Rights are considered Level 1

For the year ended October 31, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended October 31, 2017, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
INTERNATIONAL EQUITY FUND
OCTOBER 31, 2017

SECTOR WEIGHTINGS† (Unaudited)

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 97.1%
	Shares	Value
AUSTRALIA — 4.5%
Cochlear	4,600	$619,347
Harvey Norman Holdings	170,000	491,815
Macquarie Group	13,500	1,016,175
Medibank Pvt	310,000	728,384

		2,855,721

AUSTRIA — 2.0%
OMV	21,000	1,261,742

BRAZIL — 2.7%
Centrais Eletricas Brasileiras *	100,000	674,655
Hypermarcas	51,300	538,044
Vale ADR, Cl B *	48,000	469,920

		1,682,619

CANADA — 5.8%
Canadian Imperial Bank of Commerce	14,250	1,254,346
Canadian National Railway	10,000	804,666
George Weston	8,100	680,096
Magna International	17,000	927,416

		3,666,524

CHINA — 1.5%
CNOOC ADR	6,850	936,395

CZECH REPUBLIC — 2.0%
CEZ	56,000	1,227,833

DENMARK — 6.6%
Danske Bank	36,400	1,388,593
H Lundbeck	24,300	1,443,945
Vestas Wind Systems	15,000	1,323,132

		4,155,670

FINLAND — 3.8%
Neste	23,500	1,309,297

COMMON STOCK — continued
	Shares	Value
FINLAND — continued
UPM-Kymmene	35,700	$1,072,896

		2,382,193

FRANCE — 3.8%
Arkema	4,000	505,312
Kering	2,300	1,054,247
Societe Generale	15,100	840,765

		2,400,324

GERMANY — 7.0%
Allianz	5,000	1,162,636
CECONOMY	31,000	404,436
Deutsche Lufthansa	33,500	1,070,912
HUGO BOSS	7,000	626,954
Infineon Technologies	31,000	853,643
METRO *	15,500	296,014

		4,414,595

HONG KONG — 10.6%
China Construction Bank	1,350,000	1,204,399
Geely Automobile Holdings	310,000	959,635
I-CABLE Communications *	34,359	1,075
PCCW	1,174,000	647,089
Ping An Insurance Group of China	150,000	1,317,071
Tencent Holdings	31,800	1,425,853
Wharf Holdings	123,900	1,126,811

		6,681,933

INDIA — 1.3%
Tata Motors ADR *	24,000	786,240

ISRAEL — 1.4%
Bank Hapoalim	121,000	856,321

ITALY — 2.4%
DiaSorin	9,900	900,650
Enel	99,720	618,546

		1,519,196

JAPAN — 18.9%
Asahi Glass	23,800	927,259
Canon	12,600	470,180
Central Japan Railway	6,650	1,203,030
Daiwa House Industry	26,400	961,224
Disco	2,400	551,532
Hoya	22,700	1,225,585
ITOCHU	55,100	958,514
Kirin Holdings	40,000	951,409
Mizuho Financial Group	295,000	531,599
Nippon Telegraph & Telephone	20,000	962,667
ORIX	61,000	1,039,959
Pigeon	28,900	1,017,937
Sompo Holdings	11,200	447,094
Tokyo Electron	3,800	660,208

		11,908,197

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
INTERNATIONAL EQUITY FUND
OCTOBER 31, 2017

COMMON STOCK — continued
	Shares	Value
SINGAPORE — 0.7%
United Overseas Bank	24,200	$437,095

SOUTH KOREA — 3.7%
Korea Electric Power ADR	29,000	510,980
KT ADR	41,000	589,990
LG Display ADR	37,000	480,630
Shinhan Financial Group ADR	16,100	728,847

		2,310,447

SPAIN — 5.0%
ACS Actividades de Construccion y Servicios	22,150	873,507
Repsol	76,186	1,427,467
Telefonica	83,000	870,723

		3,171,697

SWITZERLAND — 5.1%
Ferguson	11,150	779,684
Logitech International	16,000	571,583
Partners Group Holding	1,300	874,355
Temenos Group	8,700	1,004,601

		3,230,223

UNITED KINGDOM — 8.3%
Anglo American	48,000	905,263
Barratt Developments	110,000	956,198
Carnival	12,400	817,027
Close Brothers Group	23,000	424,302
Experian	30,000	631,931
ITV	223,000	487,210
Wm Morrison Supermarkets	346,000	1,030,285

		5,252,216

Total Common Stock (Cost $49,980,010)		61,137,181

PREFERRED STOCK — 0.7%

CONSUMER STAPLES — 0.7%
Henkel AG & Co KGaA, 1.344%	3,050	429,061

(Cost $377,472)		429,061

RIGHTS — 0.0%
	Number of Rights
Tencent Holdings * (Cost $—)	25	—

Total Investments — 97.8% (Cost $50,357,482)		$61,566,242

Percentages are based on Net Assets of $62,956,893.

*	Non-income producing security.

ADR — American Depositary Receipt

Cl — Class

The following is a list of the level of inputs used as of October 31, 2017, in valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
Australia	$2,855,721	$—	$—	$2,855,721
Austria	1,261,742	—	—	1,261,742
Brazil	1,682,619	—	—	1,682,619
Canada	3,666,524	—	—	3,666,524
China	936,395	—	—	936,395
Czech Republic	1,227,833	—	—	1,227,833
Denmark	4,155,670	—	—	4,155,670
Finland	2,382,193	—	—	2,382,193
France	2,400,324	—	—	2,400,324
Germany	700,450	3,714,145	—	4,414,595
Hong Kong	6,681,933	—	—	6,681,933
India	786,240	—	—	786,240
Israel	856,321	—	—	856,321
Italy	1,519,196	—	—	1,519,196
Japan	11,908,197	—	—	11,908,197
Singapore	437,095	—	—	437,095
South Korea	2,310,447	—	—	2,310,447
Spain	3,171,697	—	—	3,171,697
Switzerland	3,230,223	—	—	3,230,223
United Kingdom	5,252,216	—	—	5,252,216
Total Common Stock	57,423,036	3,714,145	—	61,137,181
Preferred Stock
Germany	—	429,061	—	429,061
Total Preferred Stock	—	429,061	—	429,061
Rights	—	—	—	—
Total Investments in Securities	$57,423,036	$4,143,206	$—	$61,566,242

For the year ended October 31, 2017, securities with a total value of $3,087,191 transferred from Level 1 to Level 2 as a result of fair valuation of foreign securities. There were no other significant transfers between Level 1 and Level 2 assets for the year ended October 31, 2017. For the year ended October 31, 2017, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
OCTOBER 31, 2017

STATEMENTS OF ASSETS AND LIABILITIES
	Core Bond Fund	Limited Duration Bond Fund	Large Cap Growth Fund
Assets:
Cost of securities	$66,540,906	$83,467,558	$39,257,138

Investments in securities at value	$66,717,899	$83,306,969	$46,798,778
Cash	1,081,079	1,720,101	341,584
Dividends and Interest receivable	430,479	413,424	8,688
Receivable for investment securities sold	307,314	—	—
Receivable for capital shares sold	93,942	31,000	34,575
Receivable due from Investment Adviser	1,683	—	—
Prepaid expenses	6,821	7,331	5,793

Total Assets	68,639,217	85,478,825	47,189,418

Liabilities:
Payable for investment securities purchased	981,115	1,554,471	138,690
Payable due to administrator	15,015	17,332	10,295
Chief Compliance Officer fees payable	1,035	1,149	706
Payable due to trustees	56	62	38
Shareholder servicing fees payable (Class S Shares)	5	18	5
Shareholder servicing fees payable (Investor Shares)	13	12	12
Distribution fees payable (Investor Shares)	7	14	7
Investment Adviser fees payable	—	2,391	9,164
Accrued expenses	34,961	37,127	30,190

Total Liabilities	1,032,207	1,612,576	189,107

Net Assets	$67,607,010	$83,866,249	$47,000,311

Net Assets:
Paid-in Capital	$67,395,311	$84,082,945	$39,184,093
Undistributed net investment income	157,297	123,068	—
Accumulated net realized gain (loss) on investments	(122,591)	(179,175)	274,578
Net unrealized appreciation (depreciation) on investments	176,993	(160,589)	7,541,640

Net Assets	$67,607,010	$83,866,249	$47,000,311

Institutional Shares:
Net Assets	$67,563,097	$83,782,527	$46,954,778
Total shares outstanding at end of period (unlimited authorization — no par value)	6,734,611	8,413,936	3,802,543
Net Asset Value, Offering and Redemption Price Per Share* (Net Assets ÷ Shares Outstanding)	$10.03	$9.96	$12.35
Class S Shares:
Net Assets	$10,981	$10,406	$12,317
Total shares outstanding at end of period (unlimited authorization — no par value)	1,095	1,045	998
Net Asset Value, Offering and Redemption Price Per Share* (Net Assets ÷ Shares Outstanding)	$10.03	$9.96	$12.34
Investor Shares:
Net Assets	$32,932	$73,316	$33,216
Total shares outstanding at end of period (unlimited authorization — no par value)	3,285	7,368	2,696
Net Asset Value, Offering and Redemption Price Per Share* (Net Assets ÷ Shares Outstanding)	$10.03	$9.95	$12.32

*Redemption price per share may vary depending on the length of time shares are held.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
OCTOBER 31, 2017

STATEMENTS OF ASSETS AND LIABILITIES
	Large Cap Value Fund	Small Cap Equity Fund	International Equity Fund
Assets:
Cost of securities	$39,524,514	$63,612,246	$50,357,482

Investments in securities at value	$45,158,412	$74,884,042	$61,566,242
Cash	1,575,462	1,480,668	1,186,027
Foreign currency (Cost $—, $— and $4,468, respectively)	—	—	4,551
Receivable for capital shares sold	35,077	28,815	23,111
Dividends and Interest receivable	28,575	11,643	169,519
Tax reclaim receivable	1,542	—	78,465
Receivable for investment securities sold	—	344,246	—
Prepaid expenses	5,878	7,205	6,614

Total Assets	46,804,946	76,756,619	63,034,529

Liabilities:
Payable for investment securities purchased	334,809	196,154	—
Payable due to administrator	10,282	17,155	14,003
Investment Adviser fees payable	9,145	31,767	27,880
Chief Compliance Officer fees payable	704	1,209	975
Payable for capital shares redeemed	251	—	189
Payable due to trustees	38	65	52
Shareholder servicing fees payable (Class S Shares)	6	8	2
Shareholder servicing fees payable (Investor Shares)	12	12	10
Distribution fees payable (Investor Shares)	7	14	4
Accrued expenses	30,057	37,204	34,521

Total Liabilities	385,311	283,588	77,636

Net Assets	$46,419,635	$76,473,031	$62,956,893

Net Assets:
Paid-in Capital	$40,401,987	$61,546,027	$53,047,411
Undistributed (distributions in excess of) net investment income	20,175	(62,809)	(39,801)
Accumulated net realized gain (loss) on investments	363,575	3,718,017	(1,261,460)
Net unrealized appreciation on investments	5,633,898	11,271,796	11,208,760
Net unrealized appreciation on foreign currencies and translation of other assets and liabilities denominated in foreign currencies	—	—	1,983

Net Assets	$46,419,635	$76,473,031	$62,956,893

Institutional Shares:
Net Assets	$46,374,097	$76,196,525	$62,905,478
Total shares outstanding at end of period (unlimited authorization — no par value)	3,947,032	6,196,547	5,330,174
Net Asset Value, Offering and Redemption Price Per Share* (Net Assets ÷ Shares Outstanding)	$11 .75	$12 .30	$11 .80
Class S Shares:
Net Assets	$12,807	$198,748	$26,835
Total shares outstanding at end of period (unlimited authorization — no par value)	1,090	16,177	2,275
Net Asset Value, Offering and Redemption Price Per Share* (Net Assets ÷ Shares Outstanding)	$11 .75	$12 .29	$11 .80
Investor Shares:
Net Assets	$32,731	$77,758	$24,580
Total shares outstanding at end of period (unlimited authorization — no par value)	2,788	6,340	2,084
Net Asset Value, Offering and Redemption Price Per Share* (Net Assets ÷ Shares Outstanding)	$11 .74	$12 .27	$11 .79

*Redemption price per share may vary depending on the length of time shares are held.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
FOR THE YEAR ENDED
OCTOBER 31, 2017

STATEMENTS OF OPERATIONS
	Core Bond Fund	Limited Duration Bond Fund	Large Cap Growth Fund
Investment Income
Dividends	$—	$—	$379,258
Interest	1,673,672	1,371,753	—
Less: Foreign Taxes Withheld	—	—	(1,320)

Total Investment Income	1,673,672	1,371,753	377,938

Expenses
Investment Advisory Fees	221,600	260,595	214,440
Administration Fees	167,306	196,831	107,819
Trustees’ Fees	11,507	13,428	7,150
Chief Compliance Officer Fees	3,043	3,567	2,133
Distribution Fees (Investor Shares)	46	55	44
Shareholder Servicing Fees (Investor Shares)	9	9	8
Transfer Agent Fees	66,459	68,223	63,486
Audit Fees	28,511	28,511	26,311
Registration & Filing Fees	24,068	23,568	21,379
Legal Fees	20,128	23,543	12,908
Pricing Fees	14,271	17,234	6,948
Printing Fees	7,666	8,415	6,130
Custodian Fees	2,032	2,698	3,563
Other Expenses	8,721	9,852	6,106

Total Expenses	575,367	656,529	478,425

Less:
Investment Advisory Fees Waiver	(221,600)	(260,595)	(158,206)
Reimbursement from Adviser	(76,771)	(70,170)	—

Net Expenses	276,996	325,764	320,219

Net Investment Income	1,396,676	1,045,989	57,719

Net Realized Gain (Loss) on Investments	185,768	(50,765)	1,611,503
Net Change in Unrealized Appreciation (Depreciation) on Investments	(266,216)	(241,550)	6,788,928

Net Gain (Loss) on Investments	(80,448)	(292,315)	8,400,431

Net Increase in Net Assets from Operations	$1,316,228	$753,674	$8,458,150

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
FOR THE YEAR ENDED
OCTOBER 31, 2017

STATEMENTS OF OPERATIONS
	Large Cap Value Fund	Small Cap Equity Fund	International Equity Fund
Investment Income
Dividends	$838,999	$728,493	$1,520,475
Less: Foreign Taxes Withheld	(1,951)	(1,446)	(134,729)

Total Investment Income	837,048	727,047	1,385,746

Expenses
Investment Advisory Fees	217,716	486,623	464,514
Administration Fees	109,475	202,968	155,903
Trustees’ Fees	7,307	13,416	10,656
Chief Compliance Officer Fees	2,168	3,818	2,873
Distribution Fees (Investor Shares)	45	56	38
Shareholder Servicing Fees (Class S Shares)	2	31	2
Shareholder Servicing Fees (Investor Shares)	8	9	7
Transfer Agent Fees	63,458	69,094	66,080
Audit Fees	26,311	26,311	26,311
Registration & Filing Fees	21,150	25,035	23,465
Legal Fees	13,221	24,539	18,995
Pricing Fees	6,992	13,164	10,227
Printing Fees	6,073	10,323	7,552
Custodian Fees	2,884	7,001	9,377
Other Expenses	6,164	9,792	8,195

Total Expenses	482,974	892,180	804,195

Less:
Investment Advisory Fees Waiver	(156,395)	(187,402)	(236,440)

Net Expenses	326,579	704,778	567,755

Net Investment Income	510,469	22,269	817,991

Net Realized Gain on Investments	1,371,178	7,196,620	1,378,285
Net Realized Loss on Foreign Currency Transactions	—	—	(16,892)
Net Change in Unrealized Appreciation on Investments	5,165,691	9,287,246	10,922,855
Net Change in Unrealized Appreciation on Translation of Other Assets and Liabilities Denominated in Foreign Currencies	—	—	6,242

Net Gain on Investments and Foreign Currency Transactions	6,536,869	16,483,866	12,290,490

Net Increase in Net Assets from Operations	$7,047,338	$16,506,135	$13,108,481

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
CORE BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net Investment Income	$1,396,676	$918,245
Net Realized Gain on Investments	185,768	185,520
Net Change in Unrealized Appreciation (Depreciation) on Investments	(266,216)	826,335

Net Increase in Net Assets Resulting from Operations	1,316,228	1,930,100

Dividends and Distributions:
Net Investment Income:
Institutional Shares	(1,461,101)	(1,031,984)
Class S Shares	(284)	(236)
Investor Shares	(442)	(50)

Total Dividends and Distributions	(1,461,827)	(1,032,270)

Capital Share Transactions:
Institutional Shares
Issued	17,278,215	6,428,891
Reinvestment of Dividends	1,457,472	1,028,452
Redeemed	(787,024)	(82,432)

Net Increase in Net Assets from Institutional Shares Transactions	17,948,663	7,374,911

Class S Shares
Issued	6	5
Reinvestment of Dividends	283	236
Redeemed	(5)	(5)

Net Increase in Net Assets from Class S Shares Transactions	284	236

Investor Shares
Issued	27,999	10,040
Reinvestment of Dividends	442	50
Redeemed	(5,576)	—

Net Increase in Net Assets from Investor Shares Transactions	22,865	10,090

Net Increase in Net Assets from Capital Share Transactions	17,971,812	7,385,237

Total Increase in Net Assets	17,826,213	8,283,067
Net Assets:
Beginning of Year	49,780,797	41,497,730

End of Year	$67,607,010	$49,780,797

Undistributed Net Investment Income	$157,297	$109,597

Share Transactions:
Institutional Shares
Issued	1,728,242	637,925
Reinvestment of Dividends	146,919	102,911
Redeemed	(79,283)	(8,289)

Total Increase in Institutional Shares	1,795,878	732,547

Class S Shares
Issued	—	1
Reinvestment of Dividends	29	23
Redeemed	—	(1)

Total Increase in Class S Shares	29	23

Investor Shares
Issued	2,800	992
Reinvestment of Dividends	44	5
Redeemed	(556)	—

Total Increase in Investor Shares	2,288	997

Net Increase in Shares Outstanding	1,798,195	733,567

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LIMITED DURATION BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net Investment Income	$1,045,989	$512,435
Net Realized Gain (Loss) on Investments	(50,765)	29,261
Net Change in Unrealized Appreciation (Depreciation) on Investments	(241,550)	118,477

Net Increase in Net Assets Resulting from Operations	753,674	660,173

Dividends and Distributions:
Net Investment Income:
Institutional Shares	(1,041,638)	(541,683)
Class S Shares	(166)	(105)
Investor Shares	(403)	(24)

Total Dividends and Distributions	(1,042,207)	(541,812)

Capital Share Transactions:
Institutional Shares
Issued	32,856,925	13,802,300 †
Reinvestment of Dividends	1,035,406	538,103
Redeemed	(1,754,711)	(2,222,012)

Net Increase in Net Assets from Institutional Shares Transactions	32,137,620	12,118,391

Class S Shares
Issued	—	(140,809)^
Reinvestment of Dividends	166	(230)^
Redeemed	—	(5)

Net Increase (Decrease) in Net Assets from Class S Shares Transactions	166	(141,044)

Investor Shares
Issued	64,674	10,040
Reinvestment of Dividends	403	24
Redeemed	(1,391)	—

Net Increase in Net Assets from Investor Shares Transactions	63,686	10,064

Net Increase in Net Assets from Capital Share Transactions	32,201,472	11,987,411

Total Increase in Net Assets	31,912,939	12,105,772
Net Assets:
Beginning of Year	51,953,310	39,847,538

End of Year	$83,866,249	$51,953,310

Undistributed Net Investment Income	$123,068	$62,020

Share Transactions:
Institutional Shares
Issued	3,296,800	1,383,249 †
Reinvestment of Dividends	104,066	53,897
Redeemed	(176,222)	(222,297)

Total Increase in Institutional Shares	3,224,644	1,214,849

Class S Shares
Issued	—	(14,113)^
Reinvestment of Dividends	17	(23)^
Redeemed	—	(1)

Total Increase (Decrease) in Class S Shares	17	(14,137)

Investor Shares
Issued	6,464	1,002
Reinvestment of Dividends	40	2
Redeemed	(140)	—

Total Increase in Investor Shares	6,364	1,004

Net Increase in Shares Outstanding	3,231,025	1,201,716

^ Amounts shown as negative due to canceled transactions.

† Included subscriptions as a result of in-kind transactions.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LARGE CAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net Investment Income	$57,719	$81,266
Net Realized Gain (Loss) on Investments	1,611,503	(598,829)
Net Change in Unrealized Appreciation on Investments	6,788,928	83,646

Net Increase (Decrease) in Net Assets Resulting from Operations	8,458,150	(433,917)

Dividends and Distributions:
Net Investment Income:
Institutional Shares	(82,729)	(81,805)
Class S Shares	(26)	(29)
Investor Shares	(3)	(1)

Total Dividends and Distributions	(82,758)	(81,835)

Capital Share Transactions:
Institutional Shares
Issued	11,545,134	6,238,875
Reinvestment of Dividends	82,590	81,365
Redeemed	(920,286)	(43,871)

Net Increase in Net Assets from Institutional Shares Transactions	10,707,438	6,276,369

Class S Shares
Issued	—	5
Reinvestment of Dividends	26	29
Redeemed	—	(5)

Net Increase in Net Assets from Class S Shares Transactions	26	29

Investor Shares
Issued	25,827	10,040
Reinvestment of Dividends	3	1
Redeemed	(7,021)	—

Net Increase in Net Assets from Investor Shares Transactions	18,809	10,041

Net Increase in Net Assets from Capital Share Transactions	10,726,273	6,286,439

Total Increase in Net Assets	19,101,665	5,770,687
Net Assets:
Beginning of Year	27,898,646	22,127,959

End of Year	$47,000,311	$27,898,646

Undistributed Net Investment Income	$—	$234

Share Transactions:
Institutional Shares
Issued	1,030,378	633,717
Reinvestment of Dividends	7,592	8,284
Redeemed	(83,393)	(4,465)

Total Increase in Institutional Shares	954,577	637,536

Class S Shares
Issued	—	1
Reinvestment of Dividends	2	3
Redeemed	—	(1)

Total Increase in Class S Shares	2	3

Investor Shares
Issued	2,232	1,045
Reinvestment of Dividends	—	—
Redeemed	(581)	—

Total Increase in Investor Shares	1,651	1,045

Net Increase in Shares Outstanding	956,230	638,584

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LARGE CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net Investment Income	$510,469	$397,244
Net Realized Gain on Investments	1,371,178	431,129
Net Change in Unrealized Appreciation on Investments	5,165,691	24,064

Net Increase in Net Assets Resulting from Operations	7,047,338	852,437

Dividends and Distributions:
Net Investment Income:
Institutional Shares	(501,664)	(410,747)
Class S Shares	(166)	(164)
Investor Shares	(208)	(33)

Total Dividends and Distributions	(502,038)	(410,944)

Capital Share Transactions:
Institutional Shares
Issued	12,434,448	5,935,137
Reinvestment of Dividends	500,452	408,401
Redeemed	(1,209,492)	(51,920)

Net Increase in Net Assets from Institutional Shares Transactions	11,725,408	6,291,618

Class S Shares
Issued	2,083	5
Reinvestment of Dividends	165	164
Redeemed	(1,748)	(5)

Net Increase in Net Assets from Class S Shares Transactions	500	164

Investor Shares
Issued	25,827	10,040
Reinvestment of Dividends	208	33
Redeemed	(6,998)	—

Net Increase in Net Assets from Investor Shares Transactions	19,037	10,073

Net Increase in Net Assets from Capital Share Transactions	11,744,945	6,301,855

Total Increase in Net Assets	18,290,245	6,743,348
Net Assets:
Beginning of Year	28,129,390	21,386,042

End of Year	$46,419,635	$28,129,390

Undistributed Net Investment Income	$20,175	$6,482

Share Transactions:
Institutional Shares
Issued	1,117,601	624,372
Reinvestment of Dividends	44,972	43,197
Redeemed	(109,504)	(5,539)

Total Increase in Institutional Shares	1,053,069	662,030

Class S Shares
Issued	191	2
Reinvestment of Dividends	15	17
Redeemed	(159)	(1)

Total Increase in Class S Shares	47	18

Investor Shares
Issued	2,292	1,073
Reinvestment of Dividends	19	3
Redeemed	(599)	—

Total Increase in Investor Shares	1,712	1,076

Net Increase in Shares Outstanding	1,054,828	663,124

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
SMALL CAP EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net Investment Income	$22,269	$67,713
Net Realized Gain (Loss) on Investments	7,196,620	(2,747,545)
Net Change in Unrealized Appreciation on Investments	9,287,246	1,622,695

Net Increase (Decrease) in Net Assets Resulting from Operations	16,506,135	(1,057,137)

Dividends and Distributions:
Net Investment Income:
Institutional Shares	(80,699)	(76,221)
Class S Shares	(40)	(15)
Investor Shares	—	(2)
Return of Capital:
Institutional Shares	—	(27,603)
Class S Shares	—	(5)
Investor Shares	—	(1)

Total Dividends and Distributions	(80,739)	(103,847)

Capital Share Transactions:
Institutional Shares
Issued	20,113,326	4,142,482
Reinvestment of Dividends	80,664	103,559
Redeemed	(3,779,392)	(50,318)

Net Increase in Net Assets from Institutional Shares Transactions	16,414,598	4,195,723

Class S Shares
Issued	179,928	5
Reinvestment of Dividends	40	21
Redeemed	(10,341)	(5)

Net Increase in Net Assets from Class S Shares Transactions	169,627	21

Investor Shares
Issued	61,985	10,040
Reinvestment of Dividends	—	3
Redeemed	(2,783)	—

Net Increase in Net Assets from Investor Shares Transactions	59,202	10,043

Net Increase in Net Assets from Capital Share Transactions	16,643,427	4,205,787

Total Increase in Net Assets	33,068,823	3,044,803
Net Assets:
Beginning of Year	43,404,208	40,359,405

End of Year	$76,473,031	$43,404,208

Distributions in Excess of Net Investment Income	$(62,809)	$(5,325)

Share Transactions:
Institutional Shares
Issued	2,013,478	432,717
Reinvestment of Dividends	7,269	10,722
Redeemed	(332,847)	(5,570)

Total Increase in Institutional Shares	1,687,900	437,869

Class S Shares
Issued	16,120	1
Reinvestment of Dividends	3	2
Redeemed	(910)	(1)

Total Increase in Class S Shares	15,213	2

Investor Shares
Issued	5,494	1,074
Reinvestment of Dividends	—	—
Redeemed	(228)	—

Total Increase in Investor Shares	5,266	1,074

Net Increase in Shares Outstanding	1,708,379	438,945

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
INTERNATIONAL EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net Investment Income	$817,991	$640,865
Net Realized Gain (Loss) on Investments	1,378,285	(1,621,243)
Net Realized Loss on Foreign Currency Transactions	(16,892)	(24,218)
Net Change in Unrealized Appreciation on Investments	10,922,855	2,798,787
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	6,242	(3,966)

Net Increase in Net Assets Resulting from Operations	13,108,481	1,790,225

Dividends and Distributions:
Net Investment Income:
Institutional Shares	(827,429)	(629,455)
Class S Shares	(290)	(148)
Investor Shares	(217)	(9)

Total Dividends and Distributions	(827,936)	(629,612)

Capital Share Transactions:
Institutional Shares
Issued	6,155,327	4,798,235
Reinvestment of Dividends	826,857	628,858
Redeemed	(630,902)	(53,021)

Net Increase in Net Assets from Institutional Shares Transactions	6,351,282	5,374,072

Class S Shares
Issued	12,508	5
Reinvestment of Dividends	290	148
Redeemed	—	(5)

Net Increase in Net Assets from Class S Shares Transactions	12,798	148

Investor Shares
Issued	14,076	10,040
Reinvestment of Dividends	217	8
Redeemed	(4,228)	—

Net Increase in Net Assets from Investor Shares Transactions	10,065	10,048

Net Increase in Net Assets from Capital Share Transactions	6,374,145	5,384,268

Total Increase in Net Assets	18,654,690	6,544,881
Net Assets:
Beginning of Year	44,302,203	37,757,322

End of Year	$62,956,893	$44,302,203

Distributions in Excess of Net Investment Income	$(39,801)	$(12,965)

Share Transactions:
Institutional Shares
Issued	578,810	532,207
Reinvestment of Dividends	78,202	71,811
Redeemed	(61,198)	(5,931)

Total Increase in Institutional Shares	595,814	598,087

Class S Shares
Issued	1,196	1
Reinvestment of Dividends	27	17
Redeemed	—	(1)

Total Increase in Class S Shares	1,223	17

Investor Shares
Issued	1,267	1,157
Reinvestment of Dividends	20	1
Redeemed	(361)	—

Total Increase in Investor Shares	926	1,158

Net Increase in Shares Outstanding	597,963	599,262

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year or Period
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)*	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Dividends from Net Investment Income	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets (including waivers and reimbursements)	Ratio of Expenses to Average Net Assets (excluding waivers and reimbursements)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover†
Core Bond Fund
Institutional Shares
2017	$10.08	$0.25	$(0.04)	$0.21	$(0.26)	$—	$(0.26)	$10.03	2.16%	$67,563	0.50%	1.04%	2.52%	37%
2016	$9.86	$0.20	$0.25	$0.45	$(0.23)	$—	$(0.23)	$10.08	4.59%	$49,760	0.53%	1.19%	2.04%	55%
2015(1)	$10.00	$0.13	$(0.15)	$(0.02)	$(0.12)	$—	$(0.12)	$9.86	(0.18)%	$41,487	0.60%	1.19%	1.87%	68%
Class S Shares
2017	$10.07	$0.25	$(0.03)	$0.22	$(0.26)	$—	$(0.26)	$10.03	2.28%	$11	0.50%	1.05%	2.52%	37%
2016	$9.86	$0.20	$0.24	$0.44	$(0.23)	$—	$(0.23)	$10.07	4.45%	$11	0.58%	1.23%	2.00%	55%
2015(2)	$9.78	$0.05	$0.09	$0.14	$(0.06)	$—	$(0.06)	$9.86	1.39%	$10	0.63%	1.31%	1.64%	68%
Investor Shares
2017	$10.07	$0.22	$(0.03)	$0.19	$(0.23)	$—	$(0.23)	$10.03	1.96%	$33	0.80%	1.33%	2.21%	37%
2016(3)	$10.12	$0.04	$(0.04)	$—	$(0.05)	$—	$(0.05)	$10.07	(0.01)%	$10	0.88%	1.62%	1.15%	55%
Limited Duration Bond Fund
Institutional Shares
2017	$10.01	$0.16	$(0.05)	$0.11	$(0.16)	$—	$(0.16)	$9.96	1.10%	$83,783	0.50%	1.01%	1.61%	94%
2016	$9.99	$0.11	$0.02	$0.13	$(0.11)	$—	$(0.11)	$10.01	1.35%	$51,933	0.53%	1.19%	1.09%	76%
2015(1)	$10.00	$0.05	$(0.01)	$0.04	$(0.05)	$—	$(0.05)	$9.99	0.36%	$39,696	0.60%	1.22%	0.77%	77%
Class S Shares
2017	$10.01	$0.16	$(0.05)	$0.11	$(0.16)	$—	$(0.16)	$9.96	1.12%	$10	0.50%	1.01%	1.60%	94%
2016	$9.99	$0.10	$0.02	$0.12	$(0.10)	$—	$(0.10)	$10.01	1.24%	$10	0.59%	1.18%	0.98%	76%
2015(2)	$9.99	$0.02	$—	$0.02	$(0.02)	$—	$(0.02)	$9.99	0.24%	$151	0.65%	1.48%	0.71%	77%
Investor Shares
2017	$10.01	$0.14	$(0.07)	$0.07	$(0.13)	$—	$(0.13)	$9.95	0.72%	$73	0.79%	1.26%	1.37%	94%
2016(3)	$10.02	$0.02	$(0.01)	$0.01	$(0.02)	$—	$(0.02)	$10.01	0.14%	$10	0.89%	1.64%	0.64%	76%
Large Cap Growth Fund
Institutional Shares
2017	$9.79	$0.02	$2.57	$2.59	$(0.03)	$—	$(0.03)	$12.35	26.45%	$46,955	0.90%	1.34%	0.16%	86%
2016	$10.01	$0.03	$(0.22)	$(0.19)	$(0.03)	$—	$(0.03)	$9.79	(1.87)%	$27,879	0.90%	1.55%	0.34%	75%
2015(1)	$10.00	$0.01	$0.01	$0.02	$(0.01)	$—	$(0.01)	$10.01	0.16%	$22,118	0.90%	1.61%	0.08%	66%
Class S Shares
2017	$9.78	$0.02	$2.57	$2.59	$(0.03)	$—	$(0.03)	$12.34	26.47%	$12	0.90%	1.34%	0.17%	86%
2016	$10.00	$0.03	$(0.22)	$(0.19)	$(0.03)	$—	$(0.03)	$9.78	(1.91)%	$10	0.93%	1.58%	0.30%	75%
2015(2)	$10.22	$—	$(0.22)	$(0.22)	$—	$—	$—	$10.00	(2.12)%	$10	0.93%	1.79%	0.03%	66%
Investor Shares
2017	$9.78	$(0.02)	$2.56	$2.54	$—	$—	$—	$12.32	26.00%	$33	1.20%	1.63%	(0.19)%	86%
2016(3)	$9.61	$—	$0.17	$0.17	$—	$—	$—	$9.78	1.78%	$10	1.27%	1.96%	(0.03)%	75%

*	Per share data calculated using the average shares method.
†	Total return and portfolio turnover are for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Commenced operations on February 27, 2015. All ratios for the period have been annualized.
(2)	Commenced operations on July 14, 2015. All ratios for the period have been annualized.
(3)	Commenced operations on June 30, 2016. All ratios for the period have been annualized.

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)*	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Dividends from Net Investment Income	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets (including waivers and reimbursements)	Ratio of Expenses to Average Net Assets (excluding waivers and reimbursements)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover†
Large Cap Value Fund
Institutional Shares
2017	$9.71	$0.16	$2.03	$2.19	$(0.15)	$—	$(0.15)	$11.75	22.67%	$46,374	0.90%	1.33%	1.41%	46%
2016	$9.58	$0.16	$0.13	$0.29	$(0.16)	$—	$(0.16)	$9.71	3.11%	$28,109	0.90%	1.54%	1.66%	57%
2015(1)	$10.00	$0.09	$(0.43)	$(0.34)	$(0.08)	$—	$(0.08)	$9.58	(3.36)%	$21,376	0.90%	1.62%	1.33%	54%
Class S Shares
2017	$9.71	$0.15	$2.04	$2.19	$(0.15)	$—	$(0.15)	$11.75	22.66%	$13	0.92%	1.35%	1.39%	46%
2016	$9.58	$0.16	$0.13	$0.29	$(0.16)	$—	$(0.16)	$9.71	3.07%	$10	0.94%	1.58%	1.65%	57%
2015(2)	$9.92	$0.03	$(0.34)	$(0.31)	$(0.03)	$—	$(0.03)	$9.58	(3.10)%	$10	0.93%	1.80%	1.07%	54%
Investor Shares
2017	$9.71	$0.12	$2.03	$2.15	$(0.12)	$—	$(0.12)	$11.74	22.23%	$33	1.20%	1.62%	1.05%	46%
2016(3)	$9.36	$0.03	$0.35	$0.38	$(0.03)	$—	$(0.03)	$9.71	4.07%	$10	1.27%	1.95%	0.90%	57%
Small Cap Equity Fund
Institutional Shares
2017	$9.62	$—	$2.69	$2.69	$(0.01)	$—	$(0.01)	$12.30	28.01%	$76,196	1.05%	1.33%	0.03%	108%
2016	$9.91	$0.02	$(0.29)	$(0.27)	$(0.01)	$(0.01)	$(0.02)	$9.62	(2.75)%	$43,385	1.05%	1.51%	0.17%	83%
2015(1)	$10.00	$—	$(0.08)	$(0.08)	$—	$(0.01)	$(0.01)	$9.91	(0.80)%	$40,350	1.05%	1.49%	0.01%	64%
Class S Shares
2017	$9.62	$(0.01)	$2.69	$2.68	$(0.01)	$—	$(0.01)	$12.29	27.88%	$199	1.09%	1.36%	(0.06)%	108%
2016	$9.91	$0.01	$(0.28)	$(0.27)	$(0.01)	$(0.01)	$(0.02)	$9.62	(2.77)%	$9	1.09%	1.55%	0.13%	83%
2015(2)	$10.55	$(0.01)	$(0.63)	$(0.64)	$—	$—	$—	$9.91	(6.07)%	$10	1.09%	1.65%	(0.34)%	64%
Investor Shares
2017	$9.61	$(0.04)	$2.70	$2.66	$—	$—	$—	$12.27	27.68%	$78	1.34%	1.61%	(0.33)%	108%
2016(3)	$9.35	$(0.01)	$0.27	$0.26	$—	$—	$—	$9.61	2.81%	$10	1.41%	1.93%	(0.38)%	83%
International Equity Fund
Institutional Shares
2017	$9.35	$0.16	$2.46	$2.62	$(0.17)	$—	$(0.17)	$11.80	28.20%	$62,905	1.10%	1.56%	1.58%	40%
2016	$9.13	$0.15	$0.22	$0.37	$(0.15)	$—	$(0.15)	$9.35	4.12%	$44,282	1.10%	1.71%	1.65%	55%
2015(1)	$10.00	$0.15	$(0.90)	$(0.75)	$(0.12)	$—	$(0.12)	$9.13	(7.50)%	$37,748	1.10%	1.71%	2.36%	30%
Class S Shares
2017	$9.35	$0.18	$2.44	$2.62	$(0.17)	$—	$(0.17)	$11.80	28.18%	$27	1.11%	1.57%	1.66%	40%
2016	$9.12	$0.15	$0.22	$0.37	$(0.14)	$—	$(0.14)	$9.35	4.20%	$9	1.13%	1.74%	1.63%	55%
2015(2)	$9.82	$0.03	$(0.71)	$(0.68)	$(0.02)	$—	$(0.02)	$9.12	(6.88)%	$9	1.14%	1.80%	1.03%	30%
Investor Shares
2017	$9.35	$0.14	$2.44	$2.58	$(0.14)	$—	$(0.14)	$11.79	27.72%	$25	1.39%	1.85%	1.32%	40%
2016(3)	$8.68	$—	$0.68	$0.68	$(0.01)	$—	$(0.01)	$9.35	7.80%	$11	1.47%	2.14%	0.12%	55%

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2017

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under an Agreement and Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 18 funds. The financial statements herein are those of the Knights of Columbus Core Bond Fund (“Core Bond Fund”), Knights of Columbus Limited Duration Bond Fund (“Limited Duration Bond Fund”), Knights of Columbus Large Cap Growth Fund (“Large Cap Growth Fund”), Knights of Columbus Large Cap Value Fund (“Large Cap Value Fund”), Knights of Columbus Small Cap Equity Fund (“Small Cap Equity Fund”) and Knights of Columbus International Equity Fund (“International Equity Fund”) (collectively the “Funds,” individually a “Fund”), all of which are diversified Funds. The investment objective of the Core Bond Fund and Limited Duration Bond Fund is to seek current income and capital preservation. The investment objective of the Large Cap Growth Fund, Large Cap Value Fund, Small Cap Equity Fund and International Equity Fund is to seek long-term capital appreciation. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The following is a summary of the Significant Accounting Policies followed by the Funds.

Use of Estimates — The Funds are investment companies in conformity with U.S. generally accepted accounting principles (U.S. GAAP). Therefore the Funds follow the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trusts’ Fair Value Procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that a Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Funds’ Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, it may request that a Committee meeting be called.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2017

The Funds use MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities held by the Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Funds value the non-U.S. securities in their portfolios that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts the Funds Administrator and requests that a meeting of the Committee be held.

If a local market in which the Funds own securities is closed for one or more days, the Funds shall value all securities held in the corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under ASC 820 are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.)

Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended October 31, 2017, there have been no significant changes to the Funds’ fair value methodologies.

Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to share-holders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions deemed to meet the more-likely-than-not threshold are recorded as a tax benefit in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the open tax year end, since inception), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2017, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date and interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification. Interest income is recognized on an accrual basis from settlement date. Discounts and premiums on securities purchased are accreted and amortized using the effective interest method. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2017

arising from changes in the market prices of the securities. These gains and losses are included in net realized and gains and losses on investments and net change in unrealized appreciation (depreciation) on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

Cash — Idle cash may be swept into various time deposit accounts and is classified as cash on the Statement of Assets and Liabilities. The Fund maintains cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts invested are available on the same business day.

Expenses — Expenses of the Trust can be directly attributed to a particular Fund are borne by that Fund. Expenses which cannot be directly attributed to a Fund are apportioned among the Funds of the Trust based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — The Funds will distribute substantially all of their net investment income and net realized capital gains, if any, at least annually. All distributions are recorded on ex-dividend date.

Investments in REITs — Dividend income from REITs is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Redemption Fees — The Funds retain a redemption fee of 2.00% on redemptions of capital shares held for less than thirty days. For the year ended October 31, 2017, there were no redemption fees in any of the Funds. Such fees are retained by the Funds for the benefit of the remaining shareholders and are recorded as additions to fund capital.

3. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4. Administration, Distribution, Shareholder Servicing, Transfer Agent and Custody Agreements:

The Fund and SEI Investments Global Fund Services (the “Administrator”) are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Funds. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds.

For the year ended October 31, 2017, the Funds were charged the following for these services:

Core Bond Fund	$167,306
Limited Duration Bond Fund	196,831
Large Cap Growth Fund	107,819
Large Cap Value Fund	109,475
Small Cap Equity Fund	202,968
International Equity Fund	155,903

For the year ended October 31, 2017, the Administrator did not recapture any previously waived fees from the Funds.

The Trust and SEI Investments Distribution Co. (the “Distributor”) are parties to a Distribution Agreement. The Funds have adopted a Distribution Plan (the “Plan”) for the Investor Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Fund’s average daily net assets attributable to the Investor Shares as compensation for distribution services. The Distributor will not receive any compensation for the distribution of the Investor Shares and the Class S Shares of the Funds.

The Funds have adopted a shareholder servicing plan that provides that the Funds may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.20% based on the average daily net assets of the Funds’ Class S and Investor Shares. The Funds do not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Funds, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to the Funds’ shareholders.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2017

For the year ended October 31, 2017, the Funds were charged the following rates for these services:

	Class S	Investor
Core Bond Fund	0.00%	0.05%
Limited Duration Bond Fund	0.00%	0.04%
Large Cap Growth Fund	0.00%	0.05%
Large Cap Value Fund	0.02%	0.05%
Small Cap Equity Fund	0.03%	0.04%
International Equity Fund	0.01%	0.04%

DST Systems, Inc. serves as the Transfer Agent and dividend disbursing agent for the Funds under a transfer agency agreement.

Brown Brothers Harriman & Co. serves as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased and sold by the Funds.

5. Investment Advisory Agreements:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Core Bond Fund, Limited Duration Bond Fund, Large Cap Growth Fund, Large Cap Value Fund, Small Cap Equity Fund and International Equity Fund at 0.40%, 0.40%, 0.60%, 0.60%, 0.725%, 0.90%, respectively, of each Fund’s average daily net assets.

Effective March 1, 2017, the Adviser has contractually agreed, through February 28, 2018, to waive a portion of its advisory fees and to assume expenses, which are calculated based on each Funds average daily net assets, in order to keep the total operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) of each Fund from exceeding certain contractual expense limitations. Accordingly, the contractual expense limitations for each Fund are as follows:

	Contractual Expense Limitations Institutional Shares	Contractual Expense Limitations Class S Shares	Contractual Expense Limitations Investor Shares
Core Bond Fund	0.50%	0.70%	0.95%
Limited Duration Bond Fund	0.50%	0.70%	0.95%
Large Cap Growth Fund	0.90%	1.10%	1.35%
Large Cap Value Fund	0.90%	1.10%	1.35%
Small Cap Equity Fund	1.05%	1.25%	1.50%
International Equity Fund	1.10%	1.30%	1.55%

In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the total annual fund operating expenses and the expense caps listed above to recapture all or a portion of its prior fee reductions or reimbursements made during the preceding three-year period. There were no fees recouped by the Adviser during the year ending October 31, 2017.

As of October 31, 2017, fees previously waived and reimbursed by the Adviser which may be subject to possible future reimbursement are as follows:

Fiscal Year	Subject to Repayment until October 31:	Core Bond Fund(1)	Limited Duration Bond Fund(1)	Large Cap Growth Fund(1)	Large Cap Value Fund(1)	Small Cap Equity Fund(1)	International Equity Fund(1)
2015	2018	$157,459	$157,083	$102,076	$101,870	$119,558	$157,561
2016	2019	295,052	311,913	157,302	153,896	185,811	237,112
2017	2020	298,371	330,765	158,206	156,395	187,402	236,440

	Total	$750,882	$799,761	$417,584	$412,161	$492,771	$631,113

(1)	Commenced operations on February 27, 2015.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2017

6. Investment Transactions:

For the year ended October 31, 2017, the Funds made purchases and sales of investment securities other than short-term securities as follows:

	Purchases	Sales	U.S. Government Purchases	U.S. Government Sales and Maturities
Core Bond Fund	$25,426,728	$11,933,537	$12,370,675	$8,157,198
Limited Duration Bond Fund	59,232,052	26,883,536	26,365,040	30,647,743
Large Cap Growth Fund	41,906,237	30,238,479	—	—
Large Cap Value Fund	28,754,271	16,072,187	—	—
Small Cap Equity Fund	87,110,943	70,116,964	—	—
International Equity Fund	25,844,817	19,965,315	—	—

7. Federal Tax Information:

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to undistributed net investment income, paid-in capital or accumulated net realized loss, as appropriate, in the period that the differences arise.

The following permanent differences primarily attributable to the reclassification of paydowns, reclassification of distributions, investment in Master Limited Partnerships, investment in passive foreign investment companies, REIT income reclassification and foreign currency exchange gains (losses) have been reclassified to/from the following accounts during the year ended October 31, 2017:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-in Capital
Core Bond Fund	$112,851	$ (112,851)	$—
Limited Duration Bond Fund	57,266	(57,266)	—
Large Cap Growth Fund	24,805	(24,805)	—
Large Cap Value Fund	5,262	(5,262)	—
Small Cap Equity Fund	986	(788)	(198)
International Equity Fund	(16,891)	16,891	—

The tax character of dividends and distributions declared during the last two fiscal years were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Core Bond Fund
2017	$1,461,827	$—	$—	$1,461,827
2016	1,032,270	—	—	1,032,270
Limited Duration Bond Fund
2017	1,042,207	—	—	1,042,207
2016	541,812	—	—	541,812
Large Cap Growth Fund
2017	58,153	24,605	—	82,758
2016	81,835	—	—	81,835
Large Cap Value Fund
2017	502,038	—	—	502,038
2016	410,944	—	—	410,944
Small Cap Equity Fund
2017	80,739	—	—	80,739
2016	76,238	—	27,609	103,847
International Equity Fund
2017	827,936	—	—	827,936
2016	629,612	—	—	629,612

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2017

As of October 31, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late-Year Loss Deferral	Unrealized Appreciation (Depreciation)	Other Temporary Differences	Total Distributable Earnings (Accumulated Losses)
Core Bond Fund	$157,295	$—	$(110,976)	$—	$165,378	$2	$211,699
Limited Duration Bond Fund	123,070	—	(171,439)	—	(168,326)	(1)	(216,696)
Large Cap Growth Fund	—	368,521	—	—	7,476,503	(28,806)	7,816,218
Large Cap Value Fund	3,669	712,023	(314,419)	—	5,616,376	(1)	6,017,648
Small Cap Equity Fund	522,494	3,196,253	—	(62,808)	11,271,067	(2)	14,927,004
International Equity Fund	89,457	—	(1,261,238)	—	11,081,265	(2)	9,909,482

Deferred Late-Year Losses represent ordinary losses realized on investment transactions from January 1, 2017 through October 31, 2017, that, in accordance with Federal income tax regulations, the Funds defer and treat as having arisen in the following fiscal year.

For Federal income tax purposes, capital losses may be carried forward and applied against future capital gains. All capital losses carried forward by the Funds were incurred after the enactment of the Regulated Investment Company Modernization Act of 2010. Under the Regulated Investment Company Modernization Act of 2010, Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital. Capital loss carryforwards, all of which are not subject to expiration are as follows:

	Short-Term Loss	Long-Term Loss	Total
Core Bond Fund	$85,019	$25,957	$110,976
Limited Duration Bond Fund	114,680	56,759	171,439
Large Cap Growth Fund	28,807	—	28,807
Large Cap Value Fund	314,419	—	314,419
International Equity Fund	1,162,681	98,557	1,261,238

During the year ended October 31, 2017, the Core Bond Fund, Large Cap Growth Fund, Large Cap Value Fund, Small Cap Equity Fund and International Equity Fund utilized $72,917, $1,236,721, $650,452, $3,462,851 and $1,378,506, respectively, of capital loss carryforwards to offset capital gains.

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to wash sales, which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held (excluding foreign currency) by the Fund at October 31, 2017, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Core Bond Fund	$66,552,521	$630,903	$(465,525)	$165,378
Limited Duration Bond Fund	83,475,295	144,797	(313,123)	(168,326)
Large Cap Growth Fund	39,322,275	8,129,005	(652,502)	7,476,503
Large Cap Value Fund	39,542,036	6,374,503	(758,127)	5,616,376
Small Cap Equity Fund	63,612,975	12,329,372	(1,058,305)	11,271,067
International Equity Fund	50,486,960	12,184,799	(1,105,517)	11,079,282

8. Concentration of Risks:

Equity Risk — Since it purchases equity securities, the Funds are subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Funds’ equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Funds.

Foreign Company Risk — Investing in foreign companies, including direct investments and investments through ADRs, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. Securities of foreign companies may not be

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2017

registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Funds may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Foreign Currency Risk — As a result of the Funds’ investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Funds will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

Emerging Markets Securities Risk — The Funds’ investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

9. Other:

At October 31, 2017, the percentage of total shares outstanding held by shareholders for each Fund, which are comprised of affiliated omnibus accounts, unless otherwise indicated, that are held on behalf of various individual shareholders, was as follows:

	No. of Shareholders Institutional Shares	% Ownership	No. of Shareholders Class S Shares	% Ownership	No. of Shareholders Investor Shares	% Ownership
Core Bond Fund	2	55%	1	99%	3	89%
Limited Duration Bond Fund	2	49%	1	99%	3	92%
Large Cap Growth Fund	2	48%	1	99%	2	72%
Large Cap Value Fund	2	48%	1	96%	2	72%
Small Cap Equity Fund	2	77%	1	91%	2	87%
International Equity Fund	1	79%	2	99%	2	79%

10. Regulatory Matters:

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

11. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

The Advisors’ Inner Circle Fund III and Shareholders of

Knights of Columbus Core Bond Fund

Knights of Columbus Limited Duration Bond Fund

Knights of Columbus Large Cap Growth Fund

Knights of Columbus Large Cap Value Fund

Knights of Columbus Small Cap Equity Fund and

Knights of Columbus International Equity Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Knights of Columbus Core Bond Fund, Knights of Columbus Limited Duration Bond Fund, Knights of Columbus Large Cap Growth Fund, Knights of Columbus Large Cap Value Fund, Knights of Columbus Small Cap Equity Fund and Knights of Columbus International Equity Fund (six of the funds constituting The Advisors’ Inner Circle Fund III, hereafter referred to as the “Funds”) as of October 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2017

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-844-523-8637. The following chart lists Trustees and Officers as of October 31, 2017.

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years[2]
INTERESTED TRUSTEES[3,4]
WILLIAM M. DORAN (Born: 1940)	Chairman of the Board of Trustees (Since 2014)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust SEI Investments, SIMC, the Administrator and the Distributor.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust, Schroder Series Trust, Schroder Global Series Trust and SEI Catholic Values Trust. Director of SEI Investments (Europe), Limited, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments — Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor since 2003.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016. Trustee of Winton Series Trust to 2017.

INDEPENDENT TRUSTEES[3]
JOHN C. HUNT (Born: 1951)	Trustee (Since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.

Current Directorships: Trustee of City National Rochdale Funds, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Schroder Series Trust, Schroder Global Series Trust and Gallery Trust. Member of Independent Committee of Nuveen Commodities Asset Management.

Former Directorship: Trustee of O’Connor EQUUS (closed-end investment company) to 2016.

1	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
2	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.
3	Board Members oversee 18 funds in The Advisors’ Inner Circle Fund III.
4	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years[2]
INDEPENDENT TRUSTEES[3] (continued)
THOMAS P. LEMKE (Born: 1954)	Trustee (Since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.

Current Directorships: Trustee of AXA Premier VIP Trust, Winton Diversified Opportunities Fund (closed-end investment company), Schroder Series Trust, Schroder Global Series Trust, Gallery Trust and JP Morgan Active ETFs.

Former Directorships: Trustee of Munder Funds to 2014. Trustee of Victory Funds to 2015. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust to 2017.

JAY C. NADEL (Born: 1958)	Trustee (Since 2016)	Self-Employed Consultant since 2004.

Current Directorships: Trustee of City National Rochdale Funds, Winton Diversified Opportunities Trust (closed-end investment company), Schroder Series Trust, Schroder Global Series Trust and Gallery Trust. Director of Lapolla Industries, Inc.

Former Directorships: Trustee of Rochdale Investment Trust to 2013. Trustee of Winton Series Trust to 2017.

RANDALL S. YANKER (Born: 1960)	Trustee (Since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.

Current Directorships: Trustee of Winton Diversified Opportunities Fund (closed-end investment company), Schroder Series Trust, Schroder Global Series Trust and Gallery Trust. Independent Non-Executive Director of HFA Holdings Limited.

Former Directorship: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust to 2017.

1	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
2	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.
3	Board Members oversee 18 funds in The Advisors’ Inner Circle Fund III.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in Past 5 Years	Other Directorships Held by Board Member/Officer
OFFICERS
MICHAEL BEATTIE (Born: 1965)	President (Since 2014)	Director of Client Service, SEI Investments Company, since 2004.	None.
ROBERT A. NESHER (Born: 1946)	Vice Chairman (Since 2014)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.	None.
STEPHEN CONNORS (Born: 1984)	Treasurer, Controller and Chief Financial Officer (Since 2015)	Director, SEI Investments, Fund Accounting since December 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), from 2007 to 2011.	None.
DIANNE M. DESCOTEAUX (Born: 1977)	Vice President and Secretary (Since 2014)	Counsel at SEI Investments since 2010. Associate at Morgan Lewis & Bockius LLP from 2006 to 2010.	None.
RUSSELL EMERY (Born: 1962)	Chief Compliance Officer (Since 2014)	Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from June 2007 to September 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Winton Diversified Opportunities Fund (closed-end investment company), Schroder Series Trust, Schroder Global Series Trust, Gallery Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. until 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series to 2017.	None.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in Past 5 Years	Other Directorships Held by Board Member/Officer
OFFICERS (continued)
ROBERT MORROW (Born: 1968)	Vice President (Since 2017)	Account Manager, SEI Investments, since 2007.	None.
LISA WHITTAKER (Born: 1978)	Vice President and Assistant Secretary (Since 2014)	Attorney, SEI Investments Company (2012-present). Associate Counsel and Compliance Office, The Glenmede Trust Company, N.A. (2011-2012). Associate, DrinkerBiddle & Reath LLP (2006-2011).	None.
JOHN BOURGEOIS (Born: 1973)	Assistant Treasurer (Since 2017)	Fund Accounting Manager, SEI Investments, since 2000.	None.
BRIDGET E. SUDALL (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (Since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners from April 2011 to March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners from 2007 to 2011.	None.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce your investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2017 to October 31, 2017).

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the six month period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that six month period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 05/01/17	Ending Account Value 10/31/17	Annualized Expense Ratios	Expenses Paid During Period*
Core Bond Fund
Actual Fund Return
Institutional Shares	$1,000.00	$1,021.30	0.50%	$2.55
Class S Shares	1,000.00	1,021.60	0.47%	2.39
Investor Shares	1,000.00	1,020.20	0.78%	3.97
Hypothetical 5% Return
Institutional Shares	$1,000.00	$1,022.68	0.50%	$2.55
Class S Shares	1,000.00	1,022.84	0.47%	2.40
Investor Shares	1,000.00	1,021.27	0.78%	3.97
Limited Duration Bond Fund
Actual Fund Return
Institutional Shares	$1,000.00	$1,007.60	0.50%	$2.53
Class S Shares	1,000.00	1,007.00	0.46%	2.33
Investor Shares	1,000.00	1,005.60	0.77%	3.89
Hypothetical 5% Return
Institutional Shares	$1,000.00	$1,022.68	0.50%	$2.55
Class S Shares	1,000.00	1,022.89	0.46%	2.35
Investor Shares	1,000.00	1,021.32	0.77%	3.92
Large Cap Growth Fund
Actual Fund Return
Institutional Shares	$1,000.00	$1,110.50	0.90%	$4.79
Class S Shares	1,000.00	1,109.70	0.87%	4.63
Investor Shares	1,000.00	1,108.00	1.18%	6.27
Hypothetical 5% Return
Institutional Shares	$1,000.00	$1,020.67	0.90%	$4.58
Class S Shares	1,000.00	1,020.82	0.87%	4.43
Investor Shares	1,000.00	1,019.26	1.18%	6.01

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS

DISCLOSURE OF FUND EXPENSES (Unaudited) (Concluded)

	Beginning Account Value 05/01/17	Ending Account Value 10/31/17	Annualized Expense Ratios	Expenses Paid During Period*
Large Cap Value Fund
Actual Fund Return
Institutional Shares	$1,000.00	$1,077.90	0.90%	$4.71
Class S Shares	1,000.00	1,078.10	0.88%	4.61
Investor Shares	1,000.00	1,075.80	1.18%	6.17
Hypothetical 5% Return
Institutional Shares	$1,000.00	$1,020.67	0.90%	$4.58
Class S Shares	1,000.00	1,020.77	0.88%	4.48
Investor Shares	1,000.00	1,019.26	1.18%	6.01
Small Cap Equity Fund
Actual Fund Return
Institutional Shares	$1,000.00	$1,101.40	1.05%	$5.56
Class S Shares	1,000.00	1,100.40	1.09%	5.77
Investor Shares	1,000.00	1,100.40	1.33%	7.04
Hypothetical 5% Return
Institutional Shares	$1,000.00	$1,019.91	1.05%	$5.35
Class S Shares	1,000.00	1,019.71	1.09%	5.55
Investor Shares	1,000.00	1,018.50	1.33%	6.77
International Equity Fund
Actual Fund Return
Institutional Shares	$1,000.00	$1,146.10	1.10%	$5.95
Class S Shares	1,000.00	1,147.20	1.09%	5.90
Investor Shares	1,000.00	1,144.80	1.36%	7.35
Hypothetical 5% Return
Institutional Shares	$1,000.00	$1,019.66	1.10%	$5.60
Class S Shares	1,000.00	1,019.71	1.09%	5.55
Investor Shares	1,000.00	1,018.35	1.36%	6.92
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2017 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2017 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal period ended October 31, 2017, the Funds are designating the following items with regard to distributions paid during the period.

	Return of Capital	Long Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Receivable Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Qualified Interest Income (4)	Qualified Short Term Capital Gain (5)	Foreign Tax Credit (6)
Core Bond Fund	0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	6.63%	98.00%	0.00%	N/A
Limited Duration Bond Fund	0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	9.63%	97.62%	0.00%	N/A
Large Cap Growth Fund	0.00%	29.73%	70.27%	100.00%	100.00%	100.00%	0.00%	1.18%	0.00%	N/A
Large Cap Value Fund	0.00%	0.00%	100.00%	100.00%	100.00%	100.00%	0.00%	0.60%	0.00%	N/A
Small Cap Equity Fund	0.00%	0.00%	100.00%	100.00%	93.79%	94.21%	0.00%	0.00%	100.00%	N/A
International Equity Fund	0.00%	0.00%	100.00%	100.00%	1.11%	100.00%	0.00%	0.01%	0.00%	12.73%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Qualifying Interest Income” as created by the American Jobs Creation Act of 2004 and is a percentage of ordinary income distributions that are exempt from U.S. withholding tax when paid for foreign investors.

(5)	The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(6)	The percentage in this column represents the amount of “Qualifying Foreign Taxes” as a percentage of ordinary distributions during the fiscal year ended October 31, 2017. The Fund intends to pass through a Foreign Tax Credit to shareholders for fiscal year ended 2017. The total amount of foreign source income is $1,527,062. The total amount of foreign tax paid is $120,760. Your allocation share of the foreign tax credit will be reported on form 1099-DIV.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2017. Complete information will be computed and reported in conjunction with your 2017 Form 1099-DIV.

Knights of Columbus Funds

P.O. Box 219009

Kansas City, MO 64121

1-844-KC-FUNDS (1-844-523-8637)

Investment Adviser

Knights of Columbus Asset Advisors LLC

One Columbus Plaza

New Haven, Connecticut 06510

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel

Morgan, Lewis & Bockius, LLP

1701 Market Street

Philadelphia, PA 19103-2921

This information must be preceded or accompanied by a current prospectus for the Funds described.

KOC-AR-001-0300

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are Thomas Lemke and Jay Nadel, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2017			2016
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$335,100	$0	$0	$238,400	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$270,028	$0	$0	$225,000
(d)	All Other Fees	$0	$0	$14,003	$0	$0	$77,970

Fees billed by KPMG LLP (“KPMG”) related to the Trust

KPMG billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2017			2016
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$56,000	$0	$0	$36,050	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$5,300	$0	$0	$5,150	$0	$0
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2017			2016
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$26,000	N/A	N/A	N/A	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows

		2017			2016
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$26,000	N/A	N/A	N/A	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2017	2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (KPMG):

	2017	2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2017	2016
Audit-Related Fees	0%	N/A
Tax Fees	0%	N/A
All Other Fees	0%	N/A

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2017	2016
Audit-Related Fees	0%	N/A
Tax Fees	0%	N/A
All Other Fees	0%	N/A

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $284,031 and $302,970 for 2017 and 2016, respectively.

(g) The aggregate non-audit fees and services billed by KPMG for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $5,300 and $5,150 for 2017 and 2016, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and N/A for 2017 and 2016, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and N/A for 2017 and 2016, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie,
President

Date: January 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie,
President

Date: January 9, 2018

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller and Chief Financial Officer

Date: January 9, 2018

*	Print the name and title of each signing officer under his or her signature.